                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

In re:                        )
                              )           Chapter 11
PHP HEALTHCARE CORPORATION,   )
                              )           Case No. 98-2608 (MFW)
               Debtor.        )
______________________________)



           JOINT PLAN OF LIQUIDATION FOR PHP HEALTHCARE CORPORATION


                                          Dated:  May 21, 1999
                                          Wilmington, Delaware



RICHARDS, LAYTON & FINGER, P.A.           MOORE & VAN ALLEN, PLLC
One Rodney Square                         100 North Tryon Street, 47th Floor
P.O. Box 551                              Charlotte, North Carolina 28202
Wilmington, Delaware  19899               (704) 331-1000
(302) 658-6541                            Attorneys for NationsBank, N.A.
Attorneys for PHP Healthcare Corporation

                                          DUANE, MORRIS & HECKSCHER LLP
                                          1201 Market Street
                                          Wilmington, Delaware 19801
                                          (302) 571-5560
                                          Attorneys for NationsBank, N.A.

                               Table of Contents

                                                                             Page Number

ARTICLE 1  DEFINITIONS.........................................................  1
                                                                                 -
     1.1 Defined Terms..............................................................   1
                                                                                       -
     1.2 Other Terms................................................................   9
                                                                                       -
     1.3 Exhibits...................................................................   9
                                                                                       -
     1.4 Conflicting Terms..........................................................  10
                                                                                      --
ARTICLE 2 PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSES
                    AND TAX CLAIMS............................................. 10
                                                                                --
     2.1 Payment of Allowed Administrative Expenses.................................. 10
                                                                                      --
     2.2 Objections to Asserted Administrative Expenses.............................. 10
                                                                                      --
     2.3 Compensation and Reimbursement.............................................. 11
                                                                                      --
     2.4 Tax Claims.................................................................. 11
                                                                                      --
ARTICLE 3  CLASSIFICATION AND TREATMENT OF  CLAIMS AND EQUITY
                    INTERESTS.................................................. 11
                                                                                --
     3.1 Summary..................................................................... 11
                                                                                      --
     3.2 Classification and Treatment................................................ 11
                                                                                      --
     3.3 Controversy Concerning Impairment........................................... 15
                                                                                      --
ARTICLE 4           15
                    --
MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN............................ 16
                                                                                --
     4.1 Modification of the Plan.................................................... 16
                                                                                      --
     4.2 Revocation or Withdrawal.................................................... 16
                                                                                      --
     4.3 Amendment of Plan Documents................................................. 16
                                                                                      --
ARTICLE 5  PROVISIONS FOR TREATMENT OF DISPUTED CLAIMS......................... 16
                                                                                --
     5.1 Objections to Claims; Prosecution of Disputed Claims........................ 16
                                                                                      --
     5.2 Claims Settlement Guidelines................................................ 17
                                                                                      --
     5.3 Distributions on Account of Disputed Claims................................. 18
                                                                                      --
     5.4 Escrow for Disputed Claims.................................................. 18
                                                                                      --
ARTICLE 6  ACCEPTANCE OR REJECTION OF THE PLAN................................. 18
                                                                                --
     6.1 Impaired Classes to Vote.................................................... 18
                                                                                      --
     6.2 Acceptance by Class of Claims............................................... 18
                                                                                      --
     6.3 Nonconsensual Confirmation.................................................. 18
                                                                                      --
ARTICLE 7  THE LIQUIDATING ENTITIES............................................ 18
                                                                                --
     7.1 The Collateral Trust........................................................ 18
                                                                                      --
     7.2 Liquidating Agent........................................................... 20
                                                                                      --
     7.3 Liquidating LLC............................................................. 21
                                                                                      --

     7.4 Distributions; Beneficial Interests......................................... 22
                                                                                      --
     7.5 Purpose of the Liquidating LLC.............................................. 22
                                                                                      --
     7.6 Tax Treatment of Transfer of Assets......................................... 22
                                                                                      --
     7.7 Valuation of Assets......................................................... 22
                                                                                      --
     7.8 Liquidation of Assets; Responsibilities of Liquidating Agent................ 23
                                                                                      --
     7.9 Investment Powers........................................................... 23
                                                                                      --
     7.10 Semi-Annual Distribution; Withholding...................................... 24
                                                                                      --
     7.11 Reporting Duties........................................................... 24
                                                                                      --
     7.12 Implementation of Liquidating LLC.......................................... 25
                                                                                      --
     7.13 Registry of Beneficial Interests........................................... 25
                                                                                      --
     7.14 Termination................................................................ 25
                                                                                      --
     7.15 Disputed Unsecured Claims Escrow........................................... 25
                                                                                      --
     7.16 Non-Transferability........................................................ 27
                                                                                      --
ARTICLE 8  IMPLEMENTATION OF THE PLAN.......................................... 27
                                                                                --
     8.1 Debtor's Post-Confirmation Role; Dissolution................................ 27
                                                                                      --
     8.2 Transfers to the Collateral Trust and the Liquidating LLC................... 29
                                                                                      --
     8.3 Books and Records........................................................... 29
                                                                                      --
     8.4 Distributions Under the Plan................................................ 30
                                                                                      --
     8.5 Timing of Distributions Under the Plan...................................... 30
                                                                                      --
     8.6 Address for Delivery of Distributions Under the Plan........................ 30
                                                                                      --
     8.7 Distributions Under One Hundred Dollars..................................... 31
                                                                                      --
     8.8 Time Bar to Cash Payments................................................... 31
                                                                                      --
     8.9 Manner of Payment Under the Plan............................................ 31
                                                                                      --
     8.10 Professional Expenses Incurred on or After the Effective Date.............. 31
                                                                                      --
     8.11 Periodic Reports by Liquidating Agent...................................... 31
                                                                                      --
     8.12 Occurrence of the Confirmation Date........................................ 31
                                                                                      --
     8.13 Occurrence of the Effective Date........................................... 32
                                                                                      --
     8.14 Distribution of Unclaimed Property......................................... 32
                                                                                      --
     8.15 Severance and Benefit Programs............................................. 33
                                                                                      --
     8.16 Corporate Action........................................................... 33
                                                                                      --
     8.17 Effectuating Documents and Further Transactions............................ 33
                                                                                      --
     8.18 Extinguishment of Indemnification Claims................................... 33
                                                                                      --
ARTICLE 9  EXECUTORY CONTRACTS AND UNEXPIRED LEASES............................ 33
                                                                                --
     9.1 Assumption of Executory Contracts and Unexpired Leases...................... 33
                                                                                      --
     9.2 Rejection of Executory Contracts and Unexpired Leases....................... 34
                                                                                      --
     9.3 Claims Arising from Rejection or Termination................................ 34
                                                                                      --
     9.4 Previously Scheduled Contracts.............................................. 35
                                                                                      --
     9.5 Insurance Policies.......................................................... 35
                                                                                      --
     9.6 Compensation and Benefit Programs........................................... 36
                                                                                      --
ARTICLE 10  RETENTION OF JURISDICTION.......................................... 36
                                                                                --
ARTICLE 11  SETTLEMENT AND COMPROMISE OF NATIONSBANK'S CLAIMS.................. 38
                                                                                --
     11.1 NationsBank's Allowed Claim................................................ 38
                                                                                      --
     11.2 NationsBank's Priority Claim............................................... 38
                                                                                      --
     11.3 NationsBank's Secured Claim................................................ 38
                                                                                      --

     11.4 Release.................................................................... 39
                                                                                      --
     11.5 Claim Adjustment Procedure................................................. 40
                                                                                      --
     11.6 Settlement of Bondholder Subordination Issues.............................. 41
                                                                                      --
ARTICLE 12  MISCELLANEOUS PROVISIONS........................................... 41
                                                                                --
     12.1 Payment of Statutory Fees.................................................. 41
                                                                                      --
     12.2 Binding Effect; Discharge of the Debtor.................................... 41
                                                                                      --
     12.3 Rights of Action........................................................... 42
                                                                                      --
     12.4 Third Party Agreements..................................................... 42
                                                                                      --
     12.5 Dissolution of Committee................................................... 42
                                                                                      --
     12.6 Exculpation................................................................ 42
                                                                                      --
     12.7 Title to Assets and Collateral............................................. 43
                                                                                      --
     12.8 Surrender and Cancellation of Instruments.................................. 43
                                                                                      --
     12.9 Notices.................................................................... 43
                                                                                      --
     12.10 Headings.................................................................. 44
                                                                                      --
     12.11 Severability.............................................................. 44
                                                                                      --
     12.12 Governing Law............................................................. 44
                                                                                      --
     12.13 Filing of Additional Documents............................................ 44
                                                                                      --
     12.14 Compliance with Tax Requirements.......................................... 44
                                                                                      --
     12.15 Expedited Tax Determinations.............................................. 45
                                                                                      --
     12.16 Exemption from Transfer Taxes............................................. 45
                                                                                      --
     12.17 Income Tax and Related Information........................................ 45
                                                                                      --

                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

In re:                        )
                              )     Chapter 11
PHP HEALTHCARE CORPORATION,   )
                              )     Case No. 98-2608 (MFW)
               Debtor.        )
______________________________)


                         JOINT PLAN OF LIQUIDATION FOR
                          PHP HEALTHCARE CORPORATION
                          --------------------------

          PHP Healthcare Corporation, as debtor in possession (the "Debtor"), and NationsBank, N.A., a creditor of the Debtor, hereby jointly propose the following plan of liquidation.

                                   ARTICLE 1

                                  DEFINITIONS

          1.1 Defined Terms. As used herein, the following terms shall have the respective meanings specified below, unless the context otherwise requires.

1.1.1 Administrative Claim or Administrative Expense: Any Claim constituting a cost or expense of administration in the Chapter 11 Case under section 503 of the Bankruptcy Code, including, without express or implied limitation, any actual and necessary costs and expenses of preserving the estate of the Debtor, any actual and necessary costs and expenses of operating the businesses of the Debtor, reasonable fees incurred by current members of the Board of Directors for bankruptcy and insurance counsel, any indebtedness or obligations incurred or assumed by the Debtor in Possession in connection with the conduct of its business or for the sale, acquisition, or lease of property or the rendition of services, including, without limitation, indemnity or similar obligations, allowed compensation or reimbursement of expenses under section 503(b)(2)-(5) of the Bankruptcy Code, and any fees or charges assessed against the estate of the Debtor under section 1930, chapter 123, title 28, United States Code.

1.1.2 Administrative Expense Creditor: Any Creditor entitled to payment of an Administrative Expense.

1.1.3 Administrative and Priority Claim Escrow: Has the meaning ascribed to such term in section 8.1.4.

1.1.4  Allowed:

                    1.1.4.1 With respect to any Claim other than an Administrative Expense, proof of which was filed within the applicable period of limitation fixed in accordance with Bankruptcy Rule 3003(c)(3) by the Bankruptcy Court, (i) as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules, or a Final Order of the Bankruptcy Court, such Claim to the extent asserted in the proof of such Claim, or (ii) as to which an objection has been interposed, such Claim to the extent that it has been allowed in whole or in part by a Final Order of the Bankruptcy Court.

                    1.1.4.2 With respect to any Claim other than an Administrative Expense, as to which no proof of claim was filed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules, or a Final Order of the Bankruptcy Court, such Claim to the extent that it has been listed by the Debtor in its Schedules as liquidated in amount and not disputed or contingent, unless such Claim has been objected to by the Committee, the Liquidating Agent or NationsBank in accordance with the terms hereof.

                    1.1.4.3 With respect to any Claim that is asserted to constitute an Administrative Expense (i) that represents an actual or necessary expense of preserving the estate or operating the business of the Debtor, any such Claim to the extent that the Debtor determines it to constitute an Administrative Expense without objection by the Committee, the Liquidating Agent or NationsBank, (ii) other than with respect to a Claim of a professional person employed under section 327 or 1103 of the Bankruptcy Code that is required to apply to the Bankruptcy Court for the allowance of compensation and reimbursement of expenses pursuant to section 330 of the Bankruptcy Code, that the Debtor does not believe constitutes an Administrative Expense, any such Claim to the extent it is allowed in whole or in part by a Final Order of the Bankruptcy Court and only to the extent that such allowed portion is deemed, pursuant to a Final Order of the Bankruptcy Court, to constitute a cost or expense of administration under sections 503(b) and 507(a)(1) of the Bankruptcy Code, or (iii) that represents a Claim of a professional person employed under section 327 or 1103 of the Bankruptcy Code that is required to apply to the Bankruptcy Court for the allowance of compensation and reimbursement of expenses pursuant to section 330 of the Bankruptcy Code, such Claim to the extent it is allowed by a Final Order of the Bankruptcy Court under section 330 of the Bankruptcy Code.

1.1.5 Allowed Amount: (x) The lesser of (a) the dollar amount of an Allowed Claim or (b) the Estimated Amount of such Claim less (y) any amount paid by the Debtor on account of such Claim prior to the first Distribution occurring under the Plan with respect to such Claim. Unless otherwise specified herein or by Final Order of the Bankruptcy Court, the Allowed Amount of an Allowed Claim shall not include interest accruing on such Allowed Claim from and after the Petition Date.

1.1.6 Assets: All of the right, title, and interest of the Debtor or Debtor in Possession in any and all assets and property other than the Collateral, whether tangible, intangible, real, or personal, that constitute property of the Debtor's estate within the purview of section 541 of the Bankruptcy Code, including, without limitation, Avoidance Actions and any and all claims, causes of action, or rights of the Debtor or Debtor in Possession under federal or state law (excluding causes of action and claims comprising a portion of the Collateral). Exhibit 1.1.23 contains a non-exclusive description of the Assets in the section "Collateral Exclusions/Assets to be Transferred to the Liquidating LLC".

1.1.7 Available Cash Collateral: Has the meaning ascribed to such term in the Second Amended and Partially Restated Stipulation between PHP Healthcare Corporation and NationsBank, N.A., and Final Order Regarding Use of Cash Collateral and Adequate Protection Therefor, entered on April 13, 1999 by the Bankruptcy Court, as amended and extended from time to time.

1.1.8 Avoidance Actions: Any and all Causes of Action which a trustee, debtor-in-possession, the estate or other appropriate party in interest or estate representative may assert under sections 502, 510, 522(f), 522(h), 542, 543, 544, 545, 547, 548, 549, 550, 551, 553 and
          724(a) of the Bankruptcy Code (other than those which are released, dismissed or compromised as part of and pursuant to the Plan), including, without limitation, the Debtor's rights of setoff, recoupment, contribution, reimbursement, subrogation or indemnity (as those terms are defined by the non-bankruptcy law of any relevant jurisdiction) and any other indirect claim of any kind whatsoever, whenever and wherever arising or asserted.

1.1.9 Bankruptcy Code: The Bankruptcy Reform Act of 1978, as amended, and as codified in title 11 of the United States Code, as applicable to the Chapter 11 Case.

1.1.10 Bankruptcy Court: The United States District Court for the District of Delaware, having jurisdiction over the Chapter 11 Case and, to the extent of any reference made pursuant to section 157 of title 28 of the United States Code, the unit of such District Court constituted pursuant to section 151 of title 28 of the United States Code.

1.1.11 Bankruptcy Rules: The Federal Rules of Bankruptcy Procedure, as amended, as applicable to the Chapter 11 Case, including the Local Rules of the Bankruptcy Court.

1.1.12 Bar Date: March 31, 1999, the bar date for filing proofs of claim against PHP Healthcare Corporation approved by the Bankruptcy Court.

1.1.13 Board of Directors: The board of directors of PHP Healthcare Corporation as such board may exist from time to time.

1.1.14    Bonds:    The subordinated debentures issued in the face amount of $69 million by the Debtor on December 18, 1995, bearing a maturity date of December 15, 2002 and for which IBJ Whitehall Bank & Trust Company (f/k/a IBJ Schroder Bank & Trust Company) serves as trustee.

1.1.15    Bondholders:   The holders of the Bonds.

1.1.16 Bondholder Claims: The general unsecured claims of the Bondholders and IBJ Whitehall Bank & Trust Company against the Debtor arising under the Bonds.

1.1.17 Business Day: Any day on which commercial banks are required to be open for business in Wilmington, Delaware.

1.1.18 Cash Equivalents: Equivalents of cash in the form of readily marketable securities or instruments constituting (i) readily marketable direct obligations of, or obligations guaranteed by, the United States of America, (ii) commercial paper of domestic corporations carrying a Moody's Rating of "A" or better, or equivalent rating of any other nationally recognized rating service, or (iii) interest-bearing certificates of deposit or other similar obligations of domestic banks or other financial institutions having a shareholders' equity or equivalent capital of not less than Two Hundred Million Dollars ($200,000,000), having maturities of not more than one hundred eighty (180) days, at the then best generally available rates of interest for like amounts and like periods.

1.1.19 Causes of Action: Any and all actions, claims, rights, defenses, third-party claims, cross-claims, counterclaims, suits, causes of action, choses in action, controversies, agreements, promises, rights to legal remedies, rights to equitable remedies, rights to payment and claims, whether known, unknown, reduced to judgment, not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and whether asserted or assertable directly or indirectly or derivatively, at law, in equity or otherwise, accruing to the Debtor or Debtor in Possession, including, but not limited, to the Avoidance Actions.

1.1.20 Chapter 11 Case: The case of the Debtor commenced by the filing by the Debtor of a voluntary petition for relief under chapter 11 of the Bankruptcy Code on the Petition Date and pending in the Bankruptcy Court as Case No. 98-2608 (MFW).

1.1.21 Claim: A "claim," as defined in section 101(5) of the Bankruptcy Code, against the Debtor or Debtor in Possession, whether or not asserted, whether or not the facts of or legal bases therefor are known or unknown, and specifically including, without express or implied limitation, any rights under sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, any claim of a derivative nature, any potential or unmatured contract claims, and any other Contingent Claim.

1.1.22 Class 4 Disbursing Agent: The person or firm selected by the Liquidating Agent to administer the Disputed Unsecured Claim Escrow. Such person or firm may serve as both the Class 4 Disbursing Agent and the Liquidating Agent; however, in such circumstances, each such service shall be considered as provided in a separate capacity.

1.1.23 Collateral: Those assets and causes of action of the Debtor or Debtor in Possession listed in Exhibit "1.1.23" hereto.

1.1.24 Collateral Trust: The liquidating trust or other entity selected by NationsBank and the Collateral Trustee for the benefit of NationsBank to own, hold, liquidate, transfer, and administer the Collateral.

1.1.25 Collateral Trustee: The person or firm selected by NationsBank as the trustee, principal, officer or other fiduciary to administer the Collateral Trust.

1.1.26 Committee: The Official Unsecured Creditors' Committee consisting of Entities appointed as members in the Chapter 11 Case in accordance with section 1102(a) of the Bankruptcy Code and their duly appointed successors, if any, as the same may be reconstituted from time to time.

1.1.27 Confirmation Date: The date on which the Confirmation Order is entered by the Clerk of the Bankruptcy Court.

1.1.28 Confirmation Order: The order of the Bankruptcy Court confirming the Plan in accordance with the provisions of chapter 11 of the Bankruptcy Code.

1.1.29 Contingent Claim: Any Claim, the liability for which attaches or is dependent upon the occurrence or happening of, or is triggered by, an event, which event has not yet occurred, happened, or been triggered, as of the date on which such Claim is sought to be estimated or an objection to such Claim is filed, whether or not such event is within the actual or presumed contemplation of the holder of such Claim and whether or not a relationship between the holder of such Claim and the Debtor now or hereafter exists or previously existed.

1.1.30 Creditor: Any Entity that holds a Claim against the Debtor or Debtor in Possession.

1.1.31    Debtor:  PHP.

1.1.32 Debtor in Possession: The Debtor in its capacity as a debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

1.1.33 Disallowed Claim: A Claim that is disallowed by a Final Order of the Bankruptcy Court or other court of competent jurisdiction; provided, however, with respect to those Disputed Claims anticipated by the Liquidating Agent in connection with the prosecution of the Avoidance Actions, each such Disputed Claim shall become a Disallowed Claim upon the earlier of (i) the entry of such Final Order determining that such holder is not liable with respect to such Avoidance Action, and (ii) the failure of the Liquidating LLC to initiate such Avoidance Action within two years of the Effective Date.

1.1.34 Disbursing Agent: The person or firm selected by the Debtor to administer the Administrative and Priority Claim Escrow established pursuant to section 8.1.4 of the Plan.

1.1.35 Disputed Claim: A Claim that is neither an Allowed Claim nor a Disallowed Claim. For purposes of the Plan, Disputed Claims shall also include, in the discretion of the Liquidating Agent, those Unsecured Claims anticipated by the Liquidating Agent in connection with the Liquidating LLC's prosecution of the Avoidance Actions.

1.1.36 Disputed Claim Amount: The Estimated Amount of a Disputed Claim, or, if no Estimated Amount exists, the amount set forth in the proof of claim relating to such Disputed Claim as the liquidated amount of such Disputed Claim.

1.1.37 Disputed Unsecured Claim Escrow: Has the meaning ascribed to such term in section 7.15.1.

1.1.38 Distribution: The payment or distribution under the Plan of property or interests in property to the holders of Allowed Claims.

1.1.39 Effective Date: The first Business Day on which all of the conditions precedent to the effectiveness of the Plan specified in section 8.13 have been satisfied or waived or, if a stay of the Confirmation Order is in effect on such date, the first Business Day after the expiration, dissolution, or lifting of such stay on which all of such conditions precedent have been satisfied or waived.

1.1.40 Encumbrance: With respect to any asset, any mortgage, lien, pledge, charge, security interest, assignment, or encumbrance of any kind or nature in respect of such asset (including, without express or implied limitation, any conditional sale or other title retention agreement, any security agreement, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

1.1.41 Entity: An individual, corporation, partnership, association, joint stock company, joint venture, estate, trust, unincorporated organization, or government or any political subdivision thereof, or other person or entity.

1.1.42 Equity Interest: Any interest in PHP represented by shares of Existing PHP Stock or warrants, options, or other rights to purchase any shares of Existing PHP Stock.

1.1.43 Estimated Amount: The estimated dollar value of an Unliquidated Claim, Disputed Claim, or Contingent Claim pursuant to section 502(c) of the Bankruptcy Code.

1.1.44 Existing PHP Stock: All stock having been authorized pursuant to PHP's Certificate of Incorporation as in effect immediately prior to the Effective Date.

1.1.45 Final Order: An order as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing, or in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order shall have been affirmed by the highest court to which such order was appealed or from which reargument or rehearing was sought, or certiorari has been denied, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired.

1.1.46 Initial Distribution Date: A date selected by the Liquidating Agent in its discretion, but in any event, no later than one hundred eighty
          (180) days after the Effective Date, or such later date as the Bankruptcy Court may establish, upon request by the Liquidating Agent, for cause shown.

1.1.47 Internal Revenue Code: The Internal Revenue Code of 1986, as amended, and any applicable rulings, regulations (including temporary and proposed regulations) promulgated thereunder, judicial decisions, and notices, announcements, and other releases of the United States Treasury Department or the IRS.

1.1.48    IRS: The United States Internal Revenue Service.

1.1.49 Key Employee Orders: The two "Order Approving Key Employee Retention, Severance, and Benefit Programs of PHP Healthcare Corporation pursuant to Sections 105(a) and 363(b) of the Bankruptcy Code," entered by the Bankruptcy Court on or about March 1, 1999 and March 11, 1999.

1.1.50 Lammico Note: That certain promissory note made by Lammico Practice Management, L.L.C., dated August 1, 1998, in favor of the Debtor in the original outstanding principal amount of $515,000, which note matures December 31, 1999.

1.1.51 Liquidating Agent: The person or firm selected by the Committee to be the manager of the Liquidating LLC for all purposes set forth in the Plan.

1.1.52 Liquidating LLC: The limited liability company formed under Delaware law, which such limited liability company shall be formed on the Effective Date in accordance with the provisions of Article 7 hereof and the LLC Operating Agreement.

1.1.53 LLC Operating Agreement: That certain Limited Liability Company Agreement of the Liquidating LLC, substantially in the form of Exhibit "1.1.53" to the Plan.

1.1.54    NationsBank:  NationsBank, N.A.

1.1.55 NationsBank's Priority Claim: The Allowed Priority Claim of NationsBank in the aggregate amount of $5.05 million having priority under section 507(b) of the Bankruptcy Code pursuant to various cash collateral orders entered by the Bankruptcy Court.

1.1.56 Other Secured Claim: Any Secured Claim other than the Secured Claim of NationsBank.

1.1.57    Petition Date:  November 19, 1998.

1.1.58    PHP:  PHP Healthcare Corporation, a Delaware corporation.

1.1.59 Plan Fund: Has the meaning as ascribed to such term in Section 7.3 hereof.

1.1.60 Plan: This plan of liquidation, either in its present form or as it may be amended, supplemented, or otherwise modified from time to time, and the exhibits and schedules to the foregoing, as the same may be in effect at the time such reference becomes operative.

1.1.61 Priority Claim: Any Claim to the extent such claim is entitled to priority in right of payment under section 507(a) of the Bankruptcy Code, other than an Administrative Expense or a Tax Claim.

1.1.62    Proponents:  PHP and NationsBank.

1.1.63 Pro Rata Share: With respect to (i) Priority Claims, the amount obtained by dividing the Allowed Amount of an Allowed Priority Claim by the sum of the Allowed Amount of all Allowed Priority Claims and the Disputed Claim Amount of all Priority Claims that are Disputed Claims, and (ii) Unsecured Claims, the amount obtained by dividing the Allowed Amount of an Allowed Unsecured Claim by the sum of the Allowed Amount of all Allowed Unsecured Claims and the Disputed Claim Amount of all Unsecured Claims that are Disputed Claims, excluding in either instance, where appropriate and consistent with the terms of the Plan, the participation of NationsBank's Priority Claim and NationsBank's Allowed Unsecured Claim.

1.1.64 Retention Period: Two (2) years from and after the Effective Date, or such shorter period as the Bankruptcy Court may set.

1.1.65 Schedules: The schedules of assets and liabilities and the statements of financial affairs filed by the Debtor in Possession with the Bankruptcy Court, as required by section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules, as such schedules and statements may be amended by the Debtor in Possession from time to time in accordance with Bankruptcy Rule 1009.

1.1.66 Secured Claim: Any Claim against the Debtor to the extent of the value of any interest in property of the Debtor's estate securing such Claim.

1.1.67 Severance and Benefit Programs: The Key Employee Retention, Severance, and Benefit Programs (as such terms are defined in the Key Employee Orders) approved and authorized by the Bankruptcy Court pursuant to the Key Employee Orders.

1.1.68 Subordinated Claim: Any Claim (i) for any fine, penalty, collection fee, or forfeiture, or for multiple, exemplary, or punitive damages to the extent that such fine, penalty, forfeiture, or damages are not compensation for actual pecuniary loss suffered by the holder of such Claim, (ii) arising from rescission of a purchase or sale of a security of the Debtor or of an affiliate of the Debtor, for damages arising from the purchase or sale of such a security, or for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such a Claim, or (iii) that, pursuant to an order of the Bankruptcy Court or the agreement of the holder thereof, is subordinated for purposes of distribution to all Allowed Unsecured Claims.

1.1.69    Tax Claim: A Claim against the Debtor that is of a kind specified in section 507(a)(8) of the Bankruptcy Code, or one which arises in connection with the transfers of the Assets and Collateral by the Debtor or otherwise in furtherance of the Plan.

1.1.70 Unliquidated Claim: Any Claim, the amount of liability for which has not been fixed, whether pursuant to agreement, applicable law, or otherwise, as of the date on which such Claim is sought to be estimated.

1.1.71 Unsecured Claim: Any Claim that is not an Administrative Expense, a Tax Claim, a Priority Claim, a Subordinated Claim, or a Secured Claim.

1.1.72 Voting Procedures Order: An order of the Bankruptcy Court approving procedures relating to the solicitation and tabulation of votes with respect to the Plan.

               1.2 Other Terms. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, the feminine, and the neuter. The words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan. An initially capitalized term used herein that is not defined herein shall have the meaning ascribed to such term, if any, in the Bankruptcy Code, unless the context shall otherwise require. For ease of reference and clarity, the interests in the Liquidating LLC to be issued pursuant to the Plan may be referred to as "membership" interests and the holders of such interests referred to as "members", although applicable Delaware law does not necessarily use such terminology to denominate the interests in a limited liability company or the holder thereof, respectively.

               1.3 Exhibits. All Exhibits to the Plan shall be contained in a separate Exhibit Volume, which shall be filed with the Clerk of the Bankruptcy Court not less than twenty (20) days prior to the commencement of the hearing on confirmation of the Plan. Such Exhibits may be inspected in the office of the Clerk of the Bankruptcy Court during normal hours of operation of the Bankruptcy Court. Holders of Claims and Equity Interests may obtain a copy of such Exhibit Volume, once filed, from the Proponents by a written request sent to the following address:

                             LOGAN & COMPANY, INC.
                             615 Washington Street
                          Hoboken, New Jersey  07030
                        Re:  PHP Healthcare Corporation

               1.4 Conflicting Terms. To the extent that the terms, conditions or provisions of the Plan conflict with any documents or agreements attached to the Plan or to be submitted with or in connection with the Plan, then the terms, conditions and provisions of the Plan shall control.


                                  ARTICLE 2
                   PROVISIONS FOR PAYMENT OF ADMINISTRATIVE
                            EXPENSES AND TAX CLAIMS

               2.1 Payment of Allowed Administrative Expenses. The Allowed Amount of each Allowed Administrative Expense shall be paid in full, in cash, on the later of the Effective Date or the first Business Day after which an Allowed Amount for such Allowed Administrative Expense is determined; provided, however, that (i) the Bankruptcy Court shall fix in the Confirmation Order a date for the filing of, and a date to hear and determine, all applications for final allowances of compensation or reimbursement of expenses under section 330 of the Bankruptcy Code, (ii) if a party has asserted an Administrative Expense, other than an Administrative Expense that is a Contingent Claim or Unliquidated Claim as of the Effective Date, the Debtor may request the Bankruptcy Court to estimate such Administrative Expense pursuant to section 502(c) of the Bankruptcy Code, in which case the Allowed Amount of such Administrative Expense shall be paid in full, in cash, on the date that an order estimating such Administrative Expense becomes a Final Order, and (iii) a party asserting an Administrative Expense, other than an Administrative Expense arising under the Severance and Benefit Programs, an Administrative Expense that is Allowed as of the Effective Date, or an Administrative Expense of the type described in subsection (i) hereof, must file and serve on the Debtor notice of such Administrative Expense on or before the earlier of (a) any applicable bar date for Administrative Claims established by the Bankruptcy Court and (b) the date fifteen (15) days after the Confirmation Date. Such notice of Administrative Expense shall state, at a minimum, (a) the name of the party asserting the Administrative Expense, (b) the amount of the Administrative Expense, and (c) the basis of the Administrative Expense. The failure to file and serve the notice provided in subsection (iii) hereof timely and properly shall constitute a waiver of such Administrative Expense.

               2.2 Objections to Asserted Administrative Expenses. Objections to any Administrative Expense as to which a notice is timely and properly served pursuant to subsection (iii) of section 2.1 hereof shall be filed and served within forty-five (45) days after the filing and service of notice of such Administrative Expense. If an objection is filed within such forty-five-day period, the Administrative Expense shall become an Allowed Administrative Expense only to the extent allowed by a Final Order of the Bankruptcy Court. Objections to Administrative Expenses may be filed by either of the Proponents, the Committee or the Liquidating Agent.

               2.3 Compensation and Reimbursement. The Allowed Amount of all Allowed Administrative Expenses arising under section 503(b)(2), 503(b)(3), 503(b)(4), or 503(b)(5) of the Bankruptcy Code shall be paid in full, in cash,
(a) upon the later of (i) the Effective Date and (ii) the date upon which the order with respect to the allowance or disallowance of any such Administrative Expense becomes a Final Order, or (b) upon such other terms as may be mutually agreed upon between each Administrative Expense Creditor and the Proponents.

               2.4 Tax Claims. Each holder of an Allowed Tax Claim shall be paid the Allowed Amount of its Allowed Tax Claim in full, in cash, on the later of (i) the Effective Date, (ii) the first Business Day after which such Tax Claim becomes an Allowed Tax Claim, or (iii) the date such Tax Claim becomes due in the ordinary course.


                                   ARTICLE 3

                       CLASSIFICATION AND TREATMENT OF
                          CLAIMS AND EQUITY INTERESTS

               3.1 Summary. Claims and Equity Interests are classified for all purposes, including, without express or implied limitation, voting, confirmation, and distribution pursuant to the Plan, as follows:

CLASS                                        STATUS

Class 1:  Priority Claims                    Unimpaired B not entitled to vote.

Class 2:  Secured Claims of NationsBank      Impaired - entitled to vote.

Class 3:  Other Secured Claims               Unimpaired B not entitled to vote.

Class 4:  Unsecured Claims                   Impaired B entitled to vote.

Class 5:  Subordinated Claims                Impaired B deemed to reject the
                                             Plan.

Class 6:  Equity Interests                   Impaired B deemed to reject the
                                             Plan.

          3.2  Classification and Treatment

3.2.1  Class 1.  Priority Claims.

                    3.2.1.1 Classification: Class 1 consists of all Allowed Priority Claims.

                    3.2.1.2 Treatment: On the Effective Date, each holder of an Allowed Priority Claim, other than NationsBank, shall be paid, in cash, the Allowed Amount of such holder's Allowed Priority Claim. NationsBank's Priority Claim shall be satisfied through its receipt of a preferential membership interest in the Liquidating LLC and the application of certain credits or offsets, as more particularly described in Article 11 hereof and the LLC Operating Agreement. The foregoing does not create or effect a subordination of NationsBank's Priority Claim to other Priority Claims. To the extent that any Administrative Claims, Tax Claims, or Priority Claims are not allowed and paid by the Debtor prior to NationsBank's receipt of any payment or other distribution on account of its preferential interest in the Liquidating LLC, NationsBank shall nevertheless be entitled to receive and retain fully all such Distributions to the extent of its Priority Claim.

                    3.2.1.3 Interest: Interest shall neither accrue nor be payable with respect to Allowed Priority Claims.

                    3.2.1.4 Status: Class 1 is unimpaired with respect to each holder other than NationsBank. The holders of the Claims in Class 1 (other than NationsBank) are deemed to accept the Plan and, accordingly, are not entitled to vote to accept or reject the Plan. As a Plan Proponent, NationsBank is deemed to accept the Plan.

3.2.2  Class 2.  Secured Claims of NationsBank.

                    3.2.2.1 Classification: Class 2 consists of all Allowed Secured Claims of NationsBank.

                    3.2.2.2 Treatment: On the Effective Date, in accordance with Article 7 of this Plan, all right, title and interest in and to all Collateral that has not already been liquidated by the Debtor will be assigned and transferred to, and shall vest in, the Collateral Trust for the benefit of NationsBank. NationsBank and the Collateral Trustee shall execute such documents establishing and governing the Collateral Trust as NationsBank and the Collateral Trustee shall determine in their sole discretion. The Collateral Trustee shall be appointed by NationsBank at or prior to the Confirmation Date. The Collateral Trustee, under the direction of NationsBank, shall liquidate and administer the Collateral, for the benefit of NationsBank and, upon the liquidation of each item of Collateral, shall transfer the net liquidation proceeds to NationsBank. For the avoidance of doubt, NationsBank, its successors and assigns shall be the sole beneficiary of the Collateral Trust; no other Creditor of the Debtor or Debtor-in-Possession shall have any claim to or interest in, legal or equitable, the Collateral Trust. To the extent that assets comprising the Collateral have been liquidated by the Debtor during its Bankruptcy Case, and the proceeds therefrom have been paid or transferred to NationsBank, upon confirmation of the Plan, NationsBank shall be entitled to retain irrevocably all such proceeds free of any claim or Encumbrance of any person or Entity. The Collateral Trustee shall not be required to obtain approval of the Bankruptcy Court for the sale, transfer, or other disposition of any asset contained in the Collateral Trust, the authorization to effect all such sales, transfers and other dispositions being irrevocably vested in the Collateral Trustee; provided, however, the Collateral Trustee may seek in its discretion court authorization for any such sale, transfer or other disposition of an asset owned by the Collateral Trust to the extent beneficial to complete any such transaction.

                    3.2.2.3 Status: Class 2 is impaired. To the extent and in the manner provided in the Voting Procedures Order, the holder of Claims in Class 2 is entitled to vote to accept or reject the Plan.

3.2.3  Class 3.  Other Secured Claims.

                    3.2.3.1 Classification: Class 3 consists of all Allowed Other Secured Claims. Although placed in one class for purposes of convenience, each Allowed Other Secured Claim shall be treated as though in a separate class for all purposes under the Plan.

                    3.2.3.2 Treatment: At the option of the Debtor and in accordance with section 1124 of the Bankruptcy Code, each Allowed Other Secured Claim shall be treated in one of the following ways:

                                   3.2.3.2.1  The holder of such Allowed Other
               Secured Claim shall be authorized to repossess its collateral securing its Allowed Other Secured Claim in full satisfaction thereof;

                                      or

                         3.2.3.2.2 The legal, equitable and contractual rights
               to which such Allowed Other Secured Claim entitles the holder of such Claim shall be unaltered.

                    3.2.3.3 Status: Class 3 is not impaired. The holders of the Claims in Class 3 are deemed to accept the Plan and, accordingly, are not entitled to vote to accept or reject the Plan.

3.2.4  Class 4.  Unsecured Claims.

                    3.2.4.1 Classification: Class 4 consists of all Allowed Unsecured Claims. Class 4 is divided into two sub-classes for purposes of voting, tabulation of ballots, and inter-creditor treatment under the Plan. Class 4A shall be comprised of all Allowed Unsecured Claims other than the Bondholder Claims. Class 4B shall be comprised of the Bondholder Claims.

                    3.2.4.2 Treatment: On the later of the Effective Date and the date on which an Unsecured Claim becomes Allowed, each holder of an Allowed Unsecured Claim shall be entitled to receive, in accordance with Article 7 of this Plan, and subject to section 3.2.4.3, each holder's Pro Rata Share of the membership interests in the Liquidating LLC (exclusive of the preferential membership interest distributable to NationsBank in accordance with section 3.2.1). Membership interests in the Liquidating LLC shall be uncertificated.

                    3.2.4.3 Intercreditor Allocation: As part of the settlement and compromise effected by the Plan as described in sections 11.5 and 11.6 hereof, distributions among members in the Liquidating LLC, as former Class 4 claim holders, shall be shared as follows. The initial $3,186,000 of distributions from the Liquidating LLC shall be paid to NationsBank on account of its preferential membership interest, and upon such aggregate payment such preferential membership interest shall be extinguished. Holders of Allowed Class 4 Claims shall not receive any share of this initial distribution of $3,186,000. The next $5,000,000 in distributions from the Liquidating LLC shall be paid Pro Rata to all members in the Liquidating LLC excluding NationsBank; NationsBank shall not be entitled to any portion of such $5,000,000 in distributions. Thereafter, all distributions from the Liquidating LLC shall be allocable Pro Rata among all members of the Liquidating LLC including NationsBank, subject to adjustment as provided in section 11.5; provided however, that one-half ( 1/2) of the distributions allocable to the membership interests issued on account of Allowed Bondholder Claims shall be paid instead directly by the Liquidating Agent to NationsBank, with the remaining one-half ( 1/2) of the distributions allocable to such membership interests being paid to and retained by the respective holders of such membership interests without claim by NationsBank. The allocation set forth in this section 3.2.4.3 and in section 11.6 shall be deemed to supersede any and all rights inconsistent therewith as may be contained in the Bonds or otherwise.

                    3.2.4.4 Cancellation of Notes: As of the Effective Date, all notes, agreements, and securities evidencing Unsecured Claims and the rights thereunder of the holders thereof shall be canceled and deemed null and void and of no further force and effect, and the holders thereof shall have no rights, and such instruments shall evidence no rights, except the right to receive the Distributions provided in section 3.2.4.2 hereof.

                    3.2.4.5 Interest: Interest shall neither accrue nor be payable with respect to Allowed Unsecured Claims.

                    3.2.4.6 Status: Class 4 is impaired. To the extent and in the manner provided in the Voting Procedures Order, the holders of the Claims in Class 4 are entitled to vote to accept or reject the Plan.

3.2.5  Class 5.   Subordinated Claims.

                    3.2.5.1 Classification: Class 5 consists of Subordinated Claims.

                    3.2.5.2 Treatment: The holders of Subordinated Claims will not receive or retain any interest or property under the Plan.

                    3.2.5.3 Status: Class 5 is impaired. The holders of Claims in Class 5 are deemed to reject the Plan and, accordingly, are not entitled to vote to accept or reject the Plan.

3.2.6  Class 6.  Equity Interests.

                    3.2.6.1   Classification: Class 6 consists of Equity
          Interests.

                    3.2.6.2 Treatment: The holders of Equity Interests will not receive or retain any interest or property under the Plan, except the beneficial interests in the custodial trust established pursuant to section 8.1.2 hereof, which interests are expected to have no value and on account of which the Debtor anticipates no payment of money or money's worth. On the Effective Date, the certificates that previously evidenced ownership of Existing PHP Stock shall be canceled and shall be null and void, the holders thereof shall have no rights thereunder, and such certificates shall evidence no rights.

                    3.2.6.3 Status: Class 6 is impaired. The holders of Equity Interests are deemed to reject the Plan and, accordingly, are not entitled to vote to accept or reject the Plan.

          3.3 Controversy Concerning Impairment. In the event of a controversy as to whether any class of Claims or Equity Interests is impaired under the Plan, the Bankruptcy Court shall, after notice and a hearing, determine such controversy prior to the Confirmation Date.

                                   ARTICLE 4


                           MODIFICATION, REVOCATION,
                           OR WITHDRAWAL OF THE PLAN


          4.1 Modification of the Plan. The Proponents may alter, amend, or modify the Plan under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date so long as the Plan, as modified, meets the requirements of sections 1122 and 1123 of the Bankruptcy Code. After the Confirmation Date and prior to the Effective Date, the Proponents may alter, amend, or modify the Plan in accordance with section 1127(b) of the Bankruptcy Code.

          4.2  Revocation or Withdrawal.

4.2.1 Right to Revoke. The Plan may be revoked or withdrawn prior to the Confirmation Date by the Proponents.

4.2.2 Effect of Withdrawal or Revocation. If the Plan is revoked or withdrawn prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any claims by the Debtor or any other Entity or to prejudice in any manner the rights of the Debtor or any Entity in any further proceedings involving the Debtor.

          4.3 Amendment of Plan Documents. From and after the Effective Date, the authority to amend, modify, or supplement the Exhibits to the Plan and any documents attached to such Exhibits shall be as provided in such Exhibits and their respective attachments.

                                   ARTICLE 5

                          PROVISIONS FOR TREATMENT OF
                                DISPUTED CLAIMS

          5.1 Objections to Claims; Prosecution of Disputed Claims. Prior to the Effective Date, the Debtor, the Committee and NationsBank may object to the allowance of Claims filed with the Bankruptcy Court with respect to which any of them disputes the Debtor's liability therefor in whole or in part. After the Effective Date, the Liquidating Agent may object to the allowance of Claims filed with the Bankruptcy Court with respect to which the Debtor or the Liquidating Agent disputes liability in whole or in part. All objections that are filed and prosecuted as provided herein shall be litigated to Final Order or compromised and settled in accordance with section 5.2 of the Plan. Unless otherwise provided herein or ordered by the Bankruptcy Court, all objections to Claims shall be served and filed no later than ninety (90) days after the Effective Date. Notwithstanding the foregoing, the Collateral Trust and the Liquidating Trust may object to or otherwise contest any tax claims asserted by any governmental unit against the Debtor, the Liquidating Trust or the Collateral Trust, as their interests appear.

          5.2 Claims Settlement Guidelines. Notwithstanding any requirements that may be imposed pursuant to Bankruptcy Rule 9019, from and after the Effective Date all Claims and all claims that either the Debtor or the Liquidating Agent has asserted against other parties may be compromised and settled according to the following procedures:

5.2.1 Subject to section 5.2.2 hereof, the following settlements or compromises do not require the review or approval of the Bankruptcy Court or any other party in interest:

               5.2.1.1 The settlement or compromise by the Debtor or the Liquidating Agent of a Claim pursuant to which such Claim is Allowed in an amount of $100,000 or less;

               5.2.1.2 The settlement or compromise of a Claim where the difference between the amount of the Claim listed on the Schedules and the amount of the Claim proposed to be allowed under the settlement is $100,000 or less;

               5.2.1.3 The settlement or compromise of a claim asserted by the Debtor or the Liquidating Agent against a party where the difference between the amount sought to be recovered by the Debtor or the Liquidating Agent and the amount to be paid to the Debtor or the Liquidating Agent under the proposed settlement is $100,000 or less; and

               5.2.1.4 The settlement or compromise of a claim comprising part of the Collateral, such claim being asserted by the Collateral Trustee.

5.2.2 The following settlements or compromises shall be submitted to the Bankruptcy Court for approval:

               5.2.2.1   Any settlement or compromise not described in section
          5.2.1 hereof; and

               5.2.2.2 Any settlement or compromise of a Claim or a claim asserted by the Debtor or the Liquidating Agent that involves an "insider," as defined in section 101(31) of the Bankruptcy Code.

          Notices of any settlements requiring Bankruptcy Court approval in accordance with section 5.2.2 shall be sent to the members of the Liquidating LLC and those creditors and other parties in interest appearing on the Rule 2002 list maintained by the Bankruptcy Court.

          5.3  Distributions on Account of Disputed Claims.  Notwithstanding
section 3.2 hereof, a Distribution shall only be made to the holder of a Disputed Claim when, and to the extent that, such Disputed Claim becomes Allowed. No interest shall be paid on account of Disputed Claims that later become Allowed except to the extent that payment of interest is required under section 506(b) of the Bankruptcy Code. No Distribution shall be made with respect to all or any portion of any Disputed Claim pending the entire resolution thereof in the manner prescribed by section 5.1 hereof.

          5.4  Escrows for Disputed Claims.  As set forth in sections 7.15 and
8.1.4 of the Plan, respectively, upon the Effective Date, the Disputed Unsecured Claims Escrow and the Administrative and Priority Claims Escrow shall be established and thereafter administered pending the resolution of all Disputed Unsecured Claims and all Disputed Administrative and Priority Claims, respectively.

                                   ARTICLE 6

                      ACCEPTANCE OR REJECTION OF THE PLAN

          6.1 Impaired Classes to Vote. Each holder of a Claim in an impaired class of Claims shall be entitled to vote to accept or reject the Plan to the extent and in the manner provided by the Voting Procedures Order.

          6.2 Acceptance by Class of Claims. Acceptance of the Plan by any impaired class of Claims shall be determined in accordance with the Voting Procedures Order.

          6.3 Nonconsensual Confirmation. Because Classes 5 and 6 are deemed to have rejected the Plan, the Proponents intend to request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code with respect to Classes 5 and 6. In the event that any other impaired class of Claims shall fail to accept the Plan in accordance with section 1129(a) of the Bankruptcy Code, the Proponents reserve the right to (a) request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code with respect to such non-accepting class, in which case the Plan shall constitute a motion for such relief, or (b) amend the Plan in accordance with section 4.1 hereof.

                                   ARTICLE 7

                           THE LIQUIDATING ENTITIES

          7.1 The Collateral Trust. On or prior to the Confirmation Date, NationsBank shall designate and appoint a trustee (the "Collateral Trustee") to administer and liquidate the Collateral for the benefit of NationsBank. On the Effective Date, all right, title and interest in and to each asset comprising the Collateral, which has not previously been liquidated by the Debtor, shall be automatically (without further order of the Bankruptcy Court or the execution of any documentation by the Debtor or NationsBank) assigned and transferred to the Collateral Trust for the benefit of NationsBank. Upon such transfer, (a) neither the Debtor nor its estate nor the Liquidating LLC shall have any remaining legal or equitable interest in any of the Collateral, and (b) the Collateral Trustee shall have full legal title and all incidents of ownership to each asset comprising the Collateral. The Collateral Trustee and NationsBank shall execute such documentation concerning the establishment of a liquidating trust or other legal entity to facilitate the administration and liquidation of the Collateral as the Collateral Trustee and NationsBank determine in their discretion, and the Collateral Trustee is authorized to cause the transfer and assignment of any of the Collateral to such liquidating trust or trusts or such other entity in its discretion or as directed by NationsBank. From and after the Effective Date, the Collateral Trustee may freely sell, transfer, assign or otherwise dispose of the assets comprising the Collateral without further order of the Bankruptcy Court or any approval or oversight by the Debtor or the Liquidating

Agent. The Collateral Trustee, subject to the direction of NationsBank, shall have full legal power and authority to transfer, sell, assign or otherwise dispose of any of the Collateral, and to execute and deliver all necessary and appropriate documentation to effect any such disposition.

          The Collateral Trustee may take all actions that it and NationsBank deem necessary or appropriate to administer and liquidate the Collateral, including, without limitation, (i) filing motions, lawsuits, adversary proceedings or other documents with respect to causes of action comprising the Collateral, and, in connection therewith, naming the Debtor as plaintiff, movant or respondent therein or taking other actions in the name of the Debtor in furtherance thereof as appropriate, (ii) executing and delivering all documents and agreements as the Collateral Trustee determines to be necessary or appropriate, (iii) compromising and settling any and all claims or causes of action currently pending or filed in the future with respect to the Collateral, and (iv) transferring all liquidation proceeds received by it or the Collateral Trust to NationsBank. Any such action taken by the Collateral Trustee pursuant to the direction or with the consent of NationsBank shall be binding on the Collateral Trustee, the Debtor's chapter 11 estate, the Debtor, the Liquidating LLC, and NationsBank, provided that any such action does not impose any liability or duty upon the Liquidating LLC, the Liquidating Agent, or the Debtor. The Debtor and the Liquidating Agent shall cooperate with NationsBank and the Collateral Trustee to the extent required to maximize the value of the Collateral, including, but not limited to, permitting the Collateral Trustee and its designees to have access to the Debtor's books and records and other documents as well as to the Debtor's employees, if any. NationsBank shall have the sole discretion to instruct the Collateral Trustee with respect to the foregoing actions and with respect to any compromise and settlement of any claim or cause of action relating to, or otherwise concerning, the liquidation of the Collateral. The Collateral Trustee and NationsBank shall also have sole discretion to abandon any asset or the prosecution of any claim or cause of action that is a part of the remaining Collateral. NationsBank shall be responsible for the payment of the costs and expenses of the Collateral Trust and the Collateral Trustee, the payment of such costs, expenses, and professional fees not being subject to approval by the Bankruptcy Court. NationsBank shall, however, have the authority at any time to either dismiss, terminate or replace the Collateral Trustee. The Collateral Trustee may hire or engage consultants, professionals, independent contractors or employees, in its discretion or as directed by NationsBank, to aid in the liquidation of the Collateral, including, without limitation, any former employees, consultants or professionals of the Debtor.

          During its Bankruptcy Case, the Debtor has liquidated certain of the assets comprising the Collateral with the approval of the Bankruptcy Court and, pursuant to various cash collateral orders entered by the Bankruptcy Court, the net sales proceeds of such assets have been transferred to NationsBank for application to the Debtor's pre-petition obligations. Upon entry of the Confirmation Order, NationsBank shall retain all such proceeds irrevocably and free of any Claim or Cause of Action by any person or party in interest, such proceeds being applied in partial satisfaction of NationsBank's Secured Claim.

          Upon the written request of NationsBank made no later than thirty (30) days after the Effective Date, NationsBank and the Debtor shall treat the transfer of any subsidiary stock so specified and that is included in the Collateral as a sale of the underlying assets for federal income tax purposes by making, if permitted under applicable law, an election under Section 338(h)(10) of the Internal Revenue Code and under any comparable provisions of state or local law. NationsBank and the Debtor shall each promptly file all documents necessary to effect such elections and cooperate with each other with respect thereto.

          Upon the Effective Date of the Plan, NationsBank shall release all of its liens and security interests in (i) the Debtor's membership interest in Pinnacle Health Enterprises, L.L.C., and (ii) the Debtor's stock interest in PHP NJ MSO, Inc., a Delaware corporation. Such releases are being made for the purpose of enabling the Debtor to transfer these interests unencumbered in accordance with sections 8.1.1. and 8.1.2.

          7.2 Liquidating Agent. On or before the Confirmation Date, the Committee shall designate and appoint its representative or representatives for the purpose of implementing and administering the Liquidating LLC (the "Liquidating Agent"). If the Committee fails to designate a representative to serve as the Liquidating Agent, the Proponents shall designate one.

          The Liquidating Agent, together with its representatives and professionals, shall be entitled to reasonable compensation. The duties and powers of the Liquidating Agent shall include all powers necessary to implement the Plan and the LLC Operating Agreement, including but not limited to, the following: (i) to compromise, dismiss or pursue in litigation any and all Causes of Action (except claims comprising a portion of the Collateral and claims or Causes of Action released under the Plan) existing at confirmation (whether or not pending in litigation), including but not limited to Avoidance Actions and claims against the Debtor's officers and directors; (ii) to retain professionals to assist it in performing its duties hereunder; (iii) to object to or seek to subordinate claims against the estate; and (iv) to serve as manager of the Liquidating LLC hereunder.

          Upon the Effective Date, pursuant to Section 12.5 of the Plan, the Committee shall cease to exist. In the event the position of Liquidating Agent hereunder is vacated for any reason, the former Committee members shall reconvene for the sole purpose of selecting a successor Liquidating Agent. If the former Committee members fail to select a successor Liquidating Agent, one shall be selected by the Bankruptcy Court. The Liquidating Agent shall be required to disclose his or her connections, if any, with the Debtor, creditors, any other party-in-interest and the United States Trustee.

          7.3 Liquidating LLC. Upon the Effective Date, all right, title and interest in and to all Assets and Causes of Action of the Debtor and Debtor in Possession that are not included in the Collateral shall be assigned and transferred to the Liquidating LLC. (Exhibit 1.1.23 contains a non-exclusive
                                             ------
description of the "Collateral Exclusion Assets Transferred to the Liquidating LLC.") Such transfer shall be free and clear of any Claims (including without limitation, Administrative and Priority Claims other than NationsBank's Priority Claim), Interests or Encumbrances, except the rights of the members of the Liquidating LLC hereunder and under the LLC Operating Agreement.

          On the Effective Date, the LLC Operating Agreement shall become effective and form the Liquidating LLC, designating the Liquidating Agent as the manager of such limited liability company. To the extent deemed necessary or appropriate by the Proponent, the Committee, or the Liquidating Agent, the Debtor shall execute the LLC Operating Agreement. The Liquidating Agent shall thereupon be authorized to take all other steps necessary to complete the formation of the Liquidating LLC. The Liquidating LLC shall have all duties, powers, standing and authority necessary to implement the Plan and to administer and liquidate the Assets for the benefit of the members the Liquidating LLC. Such powers shall include, without limitation the following: (i) to investigate, institute, compromise, dismiss or pursue in litigation, any and all claims of the Debtor and Debtor in Possession (except claims comprising part of the Collateral and claims or Causes of Action released the Plan), existing, whether or not pending in litigation, at confirmation, including but not limited to Avoidance Actions and claims against the Debtor's officers and directors; (ii) to retain professionals; and (iii) to object to or seek to subordinate claims against the Debtor's estate.

          On the Effective Date, each holder of an Allowed Unsecured Claim shall, by operation of the Plan, (i) be admitted to the Liquidating LLC as a member of the Liquidating LLC, (ii) become bound by the LLC Operating Agreement, and (iii) receive an uncertificated membership interest in the Liquidating LLC in proportion to its Pro Rata Share of Allowed Unsecured Claims, as such membership interests are more particularly described in the LLC Operating Agreement. On the Effective Date, the Disputed Unsecured Claims Escrow shall receive uncertificated membership interests in the Liquidating LLC in respect of the Disputed Class 4 Claims. In addition, on the Effective Date, NationsBank shall receive, as part of the settlement and compromise effected by this Plan as described in section 3.2.1.2 and Article 11 hereof, a preferential membership interest in respect of NationsBank's Priority Claim, as such preferential interest is more particularly described in the LLC Operating Agreement. No other Entity, including the Debtor or Debtor in Possession, shall have any interest, legal, beneficial, or otherwise, in the Liquidating LLC or the Assets upon their assignment and transfer to the Liquidating LLC.

          As soon as possible after the Confirmation Date, but no later than the Effective Date, the Debtor shall deposit the sum of $250,000.00, constituting proceeds from the liquidation of the Collateral made available by NationsBank as part of the settlement and compromise effected by the Plan, into a separate interest-bearing account established jointly in the name of the Debtor and the Liquidating Agent (the "Plan Fund"). The Plan Fund shall be available (i) to pay any Allowed Administrative Claims and Allowed Priority Claims which have not otherwise been paid or reserved for from the Available Cash Collateral, provided that the Liquidating Agent consents to such payment in its discretion, and (ii) to fund the litigation to be commenced by the Liquidating LLC. The decision of whether to pursue any litigation or to compromise claims once they have been asserted shall be in the sole discretion of the Liquidating Agent.

          7.4 Distributions; Beneficial Interests. All recoveries from the liquidation of the Assets assigned to the Liquidating LLC shall be distributed as follows: (i) first, to compensate the Liquidating Agent and its professionals for expenses and services incurred in connection with liquidating and administering the Assets pursuant to the terms of the Liquidating LLC; (ii) second, until NationsBank has received aggregate payments totaling $3,186,000 from the Liquidating LLC on account of its preferential membership interest therein, to NationsBank in respect of such preferential membership interest;
(iii) third, for the next $5,000,000 of Distributions from the Liquidating LLC (including any amounts payable into the Disputed Unsecured Claims Escrow in accordance with section 7.15 hereof), to each member of the Liquidating LLC, based upon each such member's relative membership interest in the Liquidating LLC but excluding NationsBank; and (iv) for all remaining distributions from the Liquidating LLC, pro rata among all holders of membership interests in the Liquidating LLC, based upon their relative membership interests in accordance with, and subject to, sections 3.2, 4.3, 11.5 and 11.6 hereof. No other Entity, including the Debtor or Debtor in Possession, shall have any interest, legal, beneficial, or otherwise, in the Liquidating LLC or the Assets upon their assignment and transfer to the Liquidating LLC.

          7.5 Purpose of the Liquidating LLC. The Liquidating LLC shall be established for the sole purpose of liquidating its assets in furtherance of the Plan for the sole benefit of its members, with no objective to continue or engage in the conduct of a trade or business. The Liquidating LLC shall be deemed not to be the same legal entity as the Debtor, but only the assignee of the Assets and a representative of its estate within the meaning of section 1123(b)(3) of the Bankruptcy Code.

          7.6 Tax Treatment of Transfer of Assets. For all federal income tax purposes, all parties (including, without limitation, the Debtor, the Liquidating Agent and holders of membership interests in the Liquidating LLC) shall treat the transfer of assets to the Liquidating LLC in accordance with the terms of the Plan as a transfer to holders of Allowed Claims in Classes 2 and 4, followed by a transfer by such holders to the Liquidating LLC.

          7.7 Valuation of Assets. As soon as possible after the Effective Date (and after any later date that any assets are transferred to the Liquidating LLC), but in no event later than thirty (30) days thereafter, the Debtor and the Liquidating Agent shall mutually determine, in good faith, the value of the assets transferred to the Liquidating LLC under the Plan (other than cash). This valuation shall be available from the Liquidating Agent upon written request of its members, the Collateral Trustee or the Debtor.

          7.8  Liquidation of Assets; Responsibilities of Liquidating Agent.

7.8.1 The Liquidating Agent shall, in an expeditious but orderly manner, liquidate and convert to cash the Assets, make timely distributions, and not unduly prolong the duration of the Liquidating LLC. In so doing, the Liquidating Agent shall exercise its reasonable business judgment in liquidating the Assets to maximize recoveries. The liquidation of such Assets may be accomplished either through the sale of assets (in whole or in combination, and including the sale of any claims, rights, or causes of action) or through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights, or causes of action, or otherwise. The Liquidating Agent shall have the absolute right to pursue or not to pursue any and all claims, rights, or causes of action as the Liquidating Agent determines are in the best interests of the members of the Liquidating LLC, consistent with the purposes of the Liquidating LLC, and the Liquidating Agent shall have no liability for the outcome of its decisions in this regard. The Liquidating Agent may incur any reasonable and necessary expenses in liquidating and converting the Assets in the Liquidating LLC to cash.

7.8.2 The Liquidating Agent shall be named in the Confirmation Order or in the LLC Operating Agreement and shall have the power (i) to prosecute for the benefit of the Liquidating LLC all claims, rights and Causes of Action transferred to the Liquidating LLC (whether such suits are brought in the name of the Liquidating LLC or otherwise), (ii) to liquidate the Assets in the Liquidating LLC, and (iii) to otherwise perform the functions and take the actions provided for or permitted herein or in any other agreement executed by the Liquidating Agent pursuant to the Plan. Any and all proceeds generated from such claims, rights, and Causes of Action shall be the property of the Liquidating LLC.

7.8.3 The Liquidating Agent shall not have any responsibility for managing or winding up the affairs of the Debtor, including but not limited to filing of tax returns, payment of Administrative or Priority Claims (other than NationsBank's Priority Claim), or maintaining its books and records other than as provided in section 8.3.

          7.9 Investment Powers. The right and power of the Liquidating Agent to invest assets transferred to the Liquidating LLC, the proceeds thereof, or any income earned by the Liquidating LLC shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with section
7.10 of the Plan) in Cash Equivalents; provided, however, that (a) the Liquidating Agent may expend the assets of the Liquidating LLC (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Liquidating LLC during liquidation, (ii) to pay reasonable administrative expenses which have been incurred (including, but not limited to, any taxes imposed on the Liquidating LLC or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Liquidating LLC (or to which the assets are otherwise subject) in accordance with the Plan or the LLC Operating Agreement, and (b) the Liquidating Agent may, but shall not be required to, invest any funds held by the Liquidating Agent or the Liquidating LLC (pending distributions pursuant to the Plan) in investments that are exempt from federal, state and local taxes.

          7.10 Semi-Annual Distribution; Withholding. Subject to sections 11.5 and 11.6 hereof, the Liquidating Agent shall distribute at least semi-annually (including within ten (10) Business Days after the Initial Distribution Date) to the holders of membership interests in the Liquidating LLC all net cash income and all other cash received, whether from the liquidation of assets or the transfer of assets to the Liquidating LLC (including as cash for this purpose all Cash Equivalents); provided, however, that the Liquidating LLC may retain such amounts, in the aggregate amount at any time not exceeding $300,000 (excluding any remaining portion of the Plan Fund), (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Liquidating LLC during liquidation, (ii) to pay reasonable administrative expenses which have been incurred, and (iii) to satisfy other liabilities incurred or assumed by the Liquidating LLC (or to which the Assets are otherwise subject) in accordance with the Plan or the LLC Operating Agreement. The Liquidating Agent may withhold from amounts distributable to any Entity any and all amounts, determined in the Liquidating Agent's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

          7.11 Reporting Duties.

7.11.1 Partnership Tax Status. The Liquidating LLC will be treated as a partnership for federal tax purposes and, to the extent permitted under applicable law, for state and local income tax purposes. The Liquidating Agent shall be responsible for filing informational returns on behalf of the Liquidating LLC and distributing information statements to holders of the membership interests in the Liquidating LLC, setting forth each member's allocable share of the income, loss, deduction or credit of the Liquidating LLC.

7.11.2 Allocations of Liquidating LLC Taxable Income or Loss. For federal income tax purposes, the Liquidating LLC's taxable income (or loss) shall be allocated among the holders of the membership interests in the Liquidating LLC in a manner consistent with applicable Treasury Regulations taking into account such holders' relative economic interests in the Liquidating LLC. Each holder of a membership interest in the

       Liquidating LLC will be required to take into account its allocable share of the income, loss, deduction or credit of the Liquidating LLC in determining its taxable income for federal income tax purposes.

7.11.3 Other. The Liquidating Agent shall file (or cause to be filed) any other statements, returns or disclosures relating to the Liquidating LLC that are required by any governmental unit or applicable law.

               7.12 Implementation of Liquidating LLC. On the Effective Date, the Liquidating LLC will be formed and become effective for the benefit of NationsBank with respect to its Allowed Priority Claim and of the holders of Allowed Unsecured Claims in Class 4. The LLC Operating Agreement shall contain provisions customary for agreements of Delaware limited liability companies utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Liquidating LLC as a partnership for federal income tax purposes. Entry of the Confirmation Order and the occurrence of the Effective Date shall automatically cause all right, title and interests in the Assets to be transferred to the Liquidating LLC. In furtherance thereof, the Debtor and the Liquidating Agent shall execute any documents or other instruments as necessary to evidence the transfer of title to the Assets to the Liquidating LLC.

               7.13 Registry of Beneficial Interests. The Liquidating Agent shall maintain a registry of the membership interests in the Liquidating LLC.

               7.14 Termination. The Liquidating LLC will terminate after its liquidation, administration and distribution of the Assets in accordance with the Plan and its full performance of all other duties and functions set forth herein or in the LLC Operating Agreement.

               7.15 Disputed Unsecured Claims Escrow.

7.15.1 General. From and after the Effective Date, the Class 4 Disbursing Agent shall set aside, segregate and hold in escrow (the "Disputed Unsecured Claims Escrow"), for the benefit of each holder of a Disputed Unsecured Claim, the membership interests in the Liquidating LLC (and any cash distributable on account thereof) that the holder of such Disputed Unsecured Claim would have received under section 3.2.4 hereof if such Disputed Unsecured Claim had been Allowed in the Disputed Claim Amount as of the Effective Date. Any cash held in the Disputed Unsecured Claims Escrow for the benefit of holders of Disputed Unsecured Claims shall be either (i) held by the Class 4 Disbursing Agent in trust for the benefit of such holders in an interest-bearing account, (ii) invested in interest-bearing obligations issued by the United States government or by an agency of the United States government and guaranteed by the United States government, or (iii) invested in investments that are exempt from federal, state or local taxes, and having (in each case) a maturity of not more than thirty (30) days, pending determination of their entitlement thereto under the terms of the Plan.

7.15.2 Effect of Allowance of Disputed Unsecured Claims. At such time as a Disputed Unsecured Claim becomes, in whole or in part, an Allowed Unsecured Claim, by operation of the Plan, (i) such holder shall be admitted to the Liquidating LLC as a member of the Liquidating

       LLC, (ii) such holder shall become bound by the LLC Operating Agreement, and (iii) the Class 4 Disbursing Agent shall distribute to the holder of such Allowed Claim the membership interests in the Liquidating LLC to which such holder would have been entitled under the Plan had such claim been Allowed as of the Effective Date, together with any cash and earnings attributable thereto, after reduction for all costs and expenses attributable to such membership interest, cash and earnings (including, without limitation, attorneys' fees and any taxes imposed on the Disputed Unsecured Claims Escrow). Such distributions shall be made as soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing such Unsecured Claim becomes a Final Order, but in no event more than thirty (30) days thereafter.

7.15.3 Effect of Disallowance of Disputed Unsecured Claims. To the extent that a Disputed Unsecured Claim ultimately is either disallowed by Final Order or becomes an Allowed Unsecured Claim in an amount less than the Disputed Claim Amount of such Disputed Claim, the Class 4 Disbursing Agent shall distribute the excess balance of any membership interests in the Liquidating LLC previously reserved on account of such Disputed Unsecured Claim to such persons whom such amounts would have been distributed had such Disputed Claim been disallowed, or partially disallowed, on the Effective Date, together with any cash and earnings attributable thereto, after reduction for all costs and expenses attributable to such membership interest, cash and earnings (including, without limitation, attorneys' fees and taxes imposed on the Disputed Unsecured Claims Escrow).

7.15.4 Payment of Tax Attributable to Taxable Income of Liquidating LLC. In the event, and to the extent, the Disputed Unsecured Claims Escrow has insufficient funds to pay taxes attributable to the membership interests held therein, the necessary funds to pay such taxes shall be advanced to the Disputed Unsecured Claims Escrow by the Liquidating LLC and the Disputed Unsecured Claims Escrow shall reimburse the Liquidating LLC therefor from future distributions and disbursements to or for the benefit of the Disputed Unsecured Claims Escrow.

7.15.5 Tax Treatment of Disputed Unsecured Claims Escrow. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Class 4 Disbursing Agent of a private letter ruling if the Class 4 Disbursing Agent so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Class 4 Disbursing Agent), the Class 4 Disbursing Agent shall (i) treat the Disputed Unsecured Claims Escrow as a discrete trust for federal income tax purposes, consisting of separate and independent shares to be established in respect of each Disputed Unsecured Claim, in accordance with the trust provisions of the Internal Revenue Code (Sections 641 et seq.), and (ii) to the extent permitted by applicable law, report consistently with the foregoing for state and local income tax purposes. All holders of Allowed and Disputed Unsecured Claims shall report, for tax purposes, consistently with the foregoing.

          7.16 Non-Transferability: Upon issuance thereof, interests in the Liquidating LLC shall be non-transferable, except with respect to a transfer by will or under the laws of descent and distribution or with respect to distributions of membership interests in the Liquidating LLC from the Disputed Unsecured Claims Escrow. Any such transfer, however, shall not be effective until and unless the Liquidating Agent receives written notice of such transfer.

                                   ARTICLE 8

                          IMPLEMENTATION OF THE PLAN

          8.1 Debtor's Post-Confirmation Role; Dissolution. On or before the Effective Date, the Debtor shall select the Disbursing Agent to administer the payment of Allowed Administrative Claims and Allowed Priority Claims. The source of such payments shall be from the Available Cash Collateral remaining as of the Confirmation Date, together with any amounts of the Plan Fund necessary to effect the full payment of Allowed Administrative Claims and Allowed Priority Claims. The Debtor and the Disbursing Agent shall not expend any portion of the Plan Fund without the consent of the Liquidating Agent. Upon the full payment of Administrative Claims and Priority Claims which are or become Allowed, the Disbursing Agent shall transfer and assign the Debtor's interest in the Plan Fund to the Liquidating LLC, and thereafter, the Debtor and the Disbursing Agent shall have no further responsibilities with respect to making Distributions under the Plan.

       In addition to enabling the Disbursing Agent to make payments to holders of Allowed Administrative Claims and Allowed Priority Claims, the Debtor shall perform each of the following acts as soon as practicable on or after the Effective Date:

8.1.1 PHE Membership Interest. Contribute all of its right, title and interest in and to its membership interests in Pinnacle Health Enterprises, L.L.C. to PHP NJ MSO, Inc.;

8.1.2 PHP NJ MSO, Inc. Interest. Transfer all of its right, title and interest in and to its stock in PHP NJ MSO, Inc. to a custodial trust for the benefit of the holders of the Existing PHP Stock. Such holders shall share in any assets or distributions of the custodial trust in a proportion so as to preserve the economic relationship and economic entitlements that exist between and among such holders as of the Effective Date. The beneficial interests in such custodial trust shall be nontransferable and uncertificated. As soon as possible after the Effective Date, the Debtor shall execute a trust agreement with a disinterested person and cause such shares of common stock in PHP NJ MSO, Inc. to be transferred irrevocably to the trust created thereby. The form and content of such trust agreement shall be reasonably satisfactory to each of the Proponents, the chapter 7 trustee for PHP NJ MSO, Inc., and the custodial trustee selected by the Debtor to administer such trust. The Debtor shall designate such trustee on or before the Effective Date.

8.1.3 Expedited Tax Return. Complete and file within ninety (90) days after the Effective Date (or such longer period as authorized by the Bankruptcy Court for cause) its final federal, state and local tax returns, and pursuant to 11 U.S.C. (S)505(b) request an expedited determination of any unpaid tax liability of the Debtor or its estate for all taxable periods of the Debtor ending after the Petition Date through the dissolution of the Debtor pursuant to the Plan.

8.1.4 Administrative and Priority Claims Escrow. Upon the Effective Date, or as soon thereafter as is practicable, place in an interest bearing escrow account (the "Administrative and Priority Claims Escrow") sufficient funds from the Available Cash Collateral (and to the extent that the amount of Available Cash Collateral is insufficient to establish such escrow, from the Plan Fund provided that the Liquidating Agent consents to such use of the Plan Fund, which consent may be withheld by the Liquidating Agent in its discretion) for the payment of Administrative Claims and Priority Claims which are Disputed as of the Confirmation Date. With respect to each such Disputed Administrative Claim and Disputed Priority Claim, the Debtor shall place in the escrow either (i) the Disputed Claim Amount, (ii) the Estimated Amount, or (iii) such lesser amount approved by the Bankruptcy Court after notice and a hearing. Payment shall be made by the Disbursing Agent from the escrow to the holders of such Disputed Claims as their respective Claims become Allowed, or as soon thereafter as is practicable. To the extent that a Disputed Administrative Claim or Disputed Priority Claim is ultimately disallowed by Final Order or becomes Allowed in an amount less than the Disputed Claim Amount of such Disputed Claim, then the Disbursing Agent shall pay the excess balance of any cash previously escrowed on account of such Disputed Claim, together with any interest that has accrued on the amount of such excess balance, first to the Liquidating LLC to the extent that the Plan Fund contributed to the escrow, and then to the Collateral Trust. The Debtor's initial use of the Available Cash Collateral in the amounts required by this subsection for the creation of the escrow is subject to NationsBank's consent.

          Subject to definitive guidance from the IRS or the courts to the contrary (including the issuance of applicable Treasury Regulations, the receipt by the Debtor or the Disbursing Agent of a private letter ruling if the Debtor or the Disbursing Agent requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Debtor or the Disbursing Agent), the Debtor and the Disbursing Agent shall (i) treat the Administrative and Priority Claims Escrow as a discrete trust for federal income tax purposes, consisting of separate and independent shares to be established in respect of each Disputed Administrative or Priority Claim, in accordance with the trust provisions of the Internal Revenue Code ((S)(S)641, et seq.) and (ii) to the extent permitted by applicable law, report consistently for state or local income tax purposes. All parties (including holders of such Disputed Claims) shall report consistently with such treatment.

8.1.5 Dissolution. Within thirty (30) days after its completion of the acts required by section 8.1 hereof, including subsections 8.1.1 through 8.1.4, or as soon thereafter as is practicable, file its certificate of dissolution, together with all other necessary corporate documentation, to effect its dissolution under the applicable laws of the State of Delaware.

          8.2 Transfers to the Collateral Trust and the Liquidating LLC. On the Effective Date, (i) the Debtor shall pay from the Available Cash Collateral (and to the extent necessary and permitted by section 8.1 hereof, the Plan Fund) all Allowed Administrative Claims and all Allowed Priority Claims (other than NationsBank's Allowed Priority Claim), (ii) all of the Debtor's right, title and interest in and to the Collateral shall be transferred and assigned absolutely and unconditionally to the Collateral Trust, by operation of the Plan, for the benefit of NationsBank and in full satisfaction of NationsBank's Secured Claim, and (iii) all of the Debtor's right, title and interest in and to the Assets (excluding the Collateral and the Plan Fund) shall be transferred and assigned absolutely and unconditionally to the Liquidating LLC, by operation of the Plan. The Debtor shall transfer its interest in the Plan Fund, or the remaining portion of the Plan Fund, to the Liquidating LLC upon the payment in full of Allowed Administrative Claims and Allowed Priority

Claims (other than NationsBank's Allowed Priority Claim), and its creation of the Administrative and Priority Claims Escrow. To the extent that any Available Cash Collateral exists after the payment of Allowed Administrative and Priority Claims and the creation of such escrow, such excess Available Cash Collateral shall be paid to the Collateral Trustee. For the avoidance of doubt, the Debtor shall use and exhaust the Available Cash Collateral in the payment of, and the creation of the Administrative and Priority Claims Escrow before seeking to use any portion of the Plan Fund for these purposes. The Debtor's use of the Available Cash Collateral for such purpose shall remain subject to NationsBank's consent and approval.

          8.3 Books and Records. Upon the Effective Date, the Debtor shall transfer and assign: (i) to the Collateral Trust full title to, and the Collateral Trust shall be authorized to take possession of, all of the books and records of the Debtor and Debtor in Possession relating to or supporting the Collateral, and (ii) to the Liquidating LLC full title to, and the Liquidating LLC shall be authorized to take possession of, all of the books and records of the Debtor and Debtor in Possession relating to or supporting the Assets. To the extent that certain books and records of the Debtor or Debtor in Possession relate to or support both the Collateral and the Assets, then the Liquidating LLC shall have full title thereto, but shall make such books and records available to the Collateral Trustee or its designees for its use, copying and analysis during reasonable business hours. The Collateral Trust and the Liquidating LLC shall each have the responsibility of storing and maintaining books and records transferred to each of them hereunder. The Debtor shall cooperate with the Collateral Trustee and the Liquidating Agent to facilitate the delivery and storage of its books and records in accordance herewith. Books and records of the Debtor or Debtor in Possession which do not relate to or support either the Collateral or the Assets (such as medical records of former patients of the Debtor or its affiliates) shall not be transferred to either the Collateral Trust or the Liquidating LLC and neither entity shall have any duty or responsibility to store, preserve or handle any such books and records. The Debtor (as well as its current and former officers and directors) shall be entitled to reasonable access to any books and records transferred to either the Collateral Trust or the Liquidating LLC for all necessary corporate purposes, including, without limitation, defending or prosecuting litigation, determining insurance coverage, filing tax returns, and addressing personnel matters. For the purpose of this section, books and records include computer generated or computer maintained books and records and computer data, as well as electronically generated or maintained books and records or data, along with books and records of the Debtor maintained by or in possession of third parties and all of the claims and rights of the Debtor and Debtor in Possession in and to their books and records, wherever located.

          8.4 Distributions Under the Plan. As soon as possible following the Effective Date, the Debtor (and the Disbursing Agent) shall make all payments to holders of Allowed Administrative Claims and Allowed Priority Claims required by the Plan, including without limitation Disputed Administrative and Priority Claims as they become Allowed. The Debtor shall also make the payments and other transfers to holders of Other Secured Claims in satisfaction of their respective claims. The Debtor shall have no responsibility for making the Distributions to holders of Allowed Unsecured Claims or to NationsBank on account of its Priority Claim, other than the execution and delivery of the LLC Operating Agreement and effecting the transfer of the Assets to the Liquidating LLC. Whenever any Distribution to be made under this Plan shall be due on a day other than a Business Day, such Distribution shall instead be made, without interest, on the immediately succeeding Business Day, but shall be deemed to have been made on the date due. For federal income tax purposes, a Distribution will be allocated to the principal amount of an Allowed

Claim first and then, to the extent the Distribution exceeds the principal amount of the Allowed Claim, to the portion of the Allowed Claim representing accrued but unpaid interest.

          8.5 Timing of Distributions Under the Plan. Any Distribution to be made pursuant to the Plan shall be deemed to have been timely made if made within ten (10) Business Days after the time therefor specified in the Plan.

          8.6 Address for Delivery of Distributions Under the Plan. Subject to Bankruptcy Rule 9010, any Distribution or delivery to a holder of an Allowed Claim shall be made at the address of such holder as set forth on the proof of Claim filed by such holder (or at the last known address of such holder if no proof of claim is filed or if the Debtor, the Disbursing Agent, the Class 4 Disbursing Agent, the Liquidating Agent, or the Liquidating LLC, as the case may be, has not been notified of a change of address). If any holder's Distribution or payment is returned as undeliverable, no further Distributions or payments to such holder shall be made unless and until the Liquidating Agent, the Debtor, the Disbursing Agent, the Class 4 Disbursing Agent, or the Liquidating LLC, as the case may be, is notified of such holder's then current address, at which time any missed Distribution or payment shall be made to such holder without interest.

          8.7 Distributions Under One Hundred Dollars. No Distribution of less than one hundred dollars ($100.00) shall be made to the holder of any Claim unless a request therefor is made in writing to the Debtor, the Liquidating Agent, the Class 4 Disbursing Agent, or the Disbursing Agent, as applicable.

          8.8 Time Bar to Cash Payments. Checks issued by the Debtor, the Disbursing Agent, the Liquidating Agent or the Class 4 Disbursing Agent in respect of Allowed Claims shall be null and void if not negotiated within ninety
(90) days after the date of issuance thereof. Requests for reissuance of any check shall be made directly to the party issuing such check, by the holder of the Allowed Claim with respect to which such check originally was issued. Any claim in respect of such a voided check shall be made on or before the first anniversary of the date on which such Distribution was made. After such date, all Claims in respect of void checks shall be discharged and forever barred.

          8.9 Manner of Payment Under the Plan. Unless the Entity receiving a payment agrees otherwise, any payment in cash to be made under the Plan shall be made by check drawn on a domestic bank or by wire transfer from a domestic bank.

          8.10 Professional Expenses Incurred on or After the Effective Date. Professional fees and expenses incurred by the Debtor after the Effective Date in connection with the effectuation of the Plan shall be paid in the ordinary course of business from the Available Cash Collateral, or to the extent that the Available Cash Collateral is insufficient, from the Plan Fund, subject to Bankruptcy Court authorization and approval. Professional fees and expenses incurred by the Liquidating Agent after the Effective Date in connection with the effectuation of the Plan shall be paid in the ordinary course of business from the Liquidating LLC.

          8.11 Periodic Reports by Liquidating Agent. The Liquidating Agent shall provide on at least a semi-annual basis a report detailing all receipts and disbursements from the Liquidating LLC, all contingent and accrued liabilities incurred by the Liquidating Agent or the

Liquidating Trust, the available cash balances of the Liquidating LLC, and a narrative summary describing the status of the liquidation of the Assets and any litigation relating thereto. The Liquidating Agent shall furnish a copy of this report to NationsBank and, upon written request, each other member of the Liquidating LLC requesting a copy of the report.

          8.12 Occurrence of the Confirmation Date. The following shall constitute conditions to confirmation of the Plan:

          8.12.1 The Bankruptcy Court has entered the Confirmation Order on or before August 15, 1999;

          8.12.2 The Confirmation Order shall be, in form and substance, acceptable to the Proponents; and

          8.12.3 No stay shall be in effect with respect to the Confirmation Order.

          8.13 Occurrence of the Effective Date. The "effective date of the plan," as used in section 1129 of the Bankruptcy Code, shall not occur, and the Plan shall be of no force and effect, until the Effective Date. The occurrence of the Effective Date is subject to satisfaction of the following conditions precedent:

          8.13.1 NationsBank has selected the Collateral Trustee and the Committee has selected the Liquidating Agent.

          8.13.2 The Debtor and the Liquidating Agent have executed the LLC Operating Agreement.

          8.13.3 NationsBank and the Collateral Trustee shall have executed documentation creating the Collateral Trust enabling the transfer of the Collateral to the Collateral Trustee.

          8.13.4 NationsBank shall have made available to the Debtor collateral proceeds in the amount of $250,000 for the creation of the Plan Fund.

          8.13.5 The Debtor shall have sufficient funds from the Available Cash Collateral and other sources to pay Allowed Administrative and Priority Claims in cash and to establish the Administrative and Priority Claims Escrow.

Notwithstanding the foregoing, the Proponents reserve the right, in their sole and absolute discretion, to waive the occurrence of any of the foregoing conditions precedent to the Effective Date or to modify any of such conditions precedent. Any such waiver of a condition precedent hereof may be effected at any time, without notice, without leave or order of the Bankruptcy Court, and without any formal action other than proceeding to consummate the Plan. Any actions required to be taken on the Effective Date shall take place and shall be deemed to have occurred simultaneously, and no such action shall be deemed to have occurred prior to the taking of any other such action. If the Proponents decide that one of the foregoing conditions cannot be satisfied and the occurrence of such condition is not waived by the Proponents, then the Proponents shall file a notice of the failure of the Effective Date with the Bankruptcy Court.

     8.14 Distribution of Unclaimed Property. Any Distribution under the Plan that is unclaimed after one hundred eighty (180) days following the date such property is distributed shall be deemed not to have been made and shall be transferred to the Liquidating LLC, free and clear of any claims or interests of any Entities, including, without express or implied limitation, any claims or interests of any governmental unit under escheat principles. Nothing contained herein shall affect the discharge of the Claim with respect to which such Distribution was made, and the holder of such Claim shall be forever barred from enforcing such Claim against the Liquidating LLC, the assets, estates, properties, or interests in property of the Liquidating LLC.

     8.15 Severance and Benefit Programs.  The Severance and Benefit
Programs shall remain in effect until the Effective Date, and all benefits shall be payable thereunder by the Debtor as Allowed Administrative Expenses in accordance with the terms thereof.

     8.16 Corporate Action. Upon the Effective Date, the Debtor shall perform each of the actions and effect each of the transfers required by the terms of the Plan, in the time period allocated therefor, whether or not the Board of Directors has authorized any such actions or transfers. Within the time period set forth in section 8.1 of the Plan, the Debtor shall be authorized and directed, following its completion of all disbursements, other transfers and other actions required by the Plan, to file its certificate of dissolution to cease the corporate existence of PHP Healthcare Corporation. The filing of such certificate of dissolution shall be authorized and approved in all respects without further action under applicable law, regulation, order, or rule, including, without express or implied limitation, any action by the stockholders or the Board of Directors.

     8.17 Effectuating Documents and Further Transactions. Each of the officers of the Debtor is authorized and directed, in accordance with his or her authority under the resolutions of the Board of Directors, to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

     8.18 Extinguishment of Indemnification Claims. Any claim for indemnification against the Debtor or Debtor in Possession in favor of present or former directors or officers, whether arising under bylaws or otherwise, shall be extinguished upon the Effective Date.


                                   ARTICLE 9

                            EXECUTORY CONTRACTS AND
                               UNEXPIRED LEASES

     9.1 Assumption of Executory Contracts and Unexpired Leases. Any executory contracts or unexpired leases listed on Exhibit "9.1" to the Plan shall be deemed to have been assumed by the Debtor on the Effective Date and either transferred to the Collateral Trust, if such executory contracts or unexpired leases constitute part of the Collateral, or transferred to the Liquidating LLC. The Plan shall constitute a motion to assume (and, if applicable, assign to the Collateral Trust or the Liquidating LLC as designated on Exhibit "9.1") such executory contracts and unexpired leases. Subject to the occurrence of the Effective Date, entry of the Confirmation Order by the Clerk of the Bankruptcy Court shall constitute approval of such assumptions (and, if applicable, assignments) pursuant to section 365(a) of the Bankruptcy Code and a finding by the Bankruptcy Court that each such assumption is in the best interest of the Debtor, its estate, and all parties in interest in the Chapter 11 Case and that the requirements for assignment of any executory contract or unexpired lease to be assigned under section 365 of the Bankruptcy Code have been satisfied. With respect to each such executory contract or unexpired lease assumed by the Debtor, unless otherwise determined by the Bankruptcy Court pursuant to a Final Order or agreed to by the parties thereto prior to the Effective Date, the dollar amount required to cure any defaults of the Debtor existing as of the Confirmation Date shall be conclusively presumed to be the amount set forth in Exhibit "9.1" with respect to such executory contract or unexpired lease. Subject to the occurrence of the Effective Date, any such cure amount shall be treated as an Allowed Administrative Expense under the Plan, and, upon payment of such Allowed Administrative Expense, all defaults of the Debtor existing as of the Confirmation Date with respect to such executory contract or unexpired lease shall be deemed cured.

     9.2 Rejection of Executory Contracts and Unexpired Leases. Any executory contracts or unexpired leases of the Debtor that (i) are not listed on Exhibit "9.1" to the Plan, (ii) have not been approved by the Bankruptcy Court prior to the Confirmation Date for assumption and/or assignment by the Debtor, and (iii) are not the subject of pending motions to assume at the Confirmation Date, shall be deemed to have been rejected by the Debtor, the Plan shall constitute a motion to reject such executory contracts and unexpired leases, and the Collateral Trust and the Liquidating LLC shall have no liability thereunder except as is specifically provided in the Plan. Entry of the Confirmation Order by the Clerk of the Bankruptcy Court shall constitute approval of such rejections pursuant to section 365(a) of the Bankruptcy Code and a finding by the Bankruptcy Court that each such rejected executory contract or unexpired lease is burdensome and that the rejection thereof is in the best interest of the Debtor, its estate, and all parties in interest in the Chapter 11 Case.

     9.3 Claims Arising from Rejection or Termination. Claims created by the rejection of executory contracts or unexpired leases or the expiration or termination of any executory contract or unexpired lease prior to the Confirmation Date must be filed with the Bankruptcy Court and served on the Debtor (i) in the case of an executory contract or unexpired lease rejected by the Debtor prior to the Confirmation Date, in accordance with the Bar Date, or
(ii) in the case of an executory contract or unexpired lease that (a) was terminated or expired by its terms prior to the Confirmation Date, or (b) is deemed rejected pursuant to section 9.2 of the Plan, no later than thirty (30) days after the Confirmation Date, or (iii) in the case of an executory contract or unexpired lease that is rejected by the Debtor after the Confirmation Date, within thirty (30) days after the entry of an order of the Bankruptcy Court authorizing and approving such rejection. Any Claims for which a proof of claim is not filed and served within such time will be forever barred from assertion and shall not be enforceable against the Debtor, its estate, assets, properties, or interests in property, or the Collateral Trust or NationsBank, or the Liquidating LLC. Unless otherwise ordered by the Bankruptcy Court, all such Claims that are timely filed as provided herein shall be treated as Unsecured Claims under the Plan.

     9.4 Previously Scheduled Contracts. Exhibit "9.4" to the Plan sets forth a list of agreements that were listed on the Schedules as executory contracts, but which the Debtor believes should not be considered executory contracts. If any such agreements are determined to be executory contracts, the Proponents or the Liquidating Agent, as the case may be, reserve the right to seek the assumption or rejection of any such contracts, and the time within which the Debtor or the Liquidating Agent, as the case may be, may seek to assume or reject any such agreements shall be tolled until ten (10) Business Days after the date on which an order determining that any such agreement is an executory contract becomes a Final Order. Set forth on Exhibit "9.4" is the amount that the Debtor intends to treat as an Allowed Unsecured Claim for each such agreement. Such amount and the treatment of each such agreement shall be binding unless, on or before ten (10) days after the Confirmation Date, the other party to any such agreement either (i) files a proof of claim (which proof of claim shall be deemed timely filed) or (ii) files a motion seeking to compel assumption or rejection of such agreement.

               9.5  Insurance Policies.

9.5.1 Assumed Insurance Policies. To the extent that any or all of the insurance policies set forth on Exhibit "9.5.1" to the Plan are considered to be executory contracts, then, notwithstanding anything contained in sections 9.1 and 9.2 and of the Plan to the contrary, the Plan shall constitute a motion to assume the insurance policies set forth on Exhibit "9.5.1" to the Plan (and, if applicable, to assign to the Collateral Trust or the Liquidating LLC as designated on Exhibit "9.5.1"). Subject to the occurrence of the Effective Date, the entry of the Confirmation Order by the Clerk of the Bankruptcy Court shall constitute approval of such assumption pursuant to section 365(a) of the Bankruptcy Code and a finding by the Bankruptcy Court that each such assumption is in the best interest of the Debtor, its estate, and all parties in interest in the Chapter 11 Case. Unless otherwise determined by the Bankruptcy Court pursuant to a Final Order or agreed to by the parties thereto prior to the Effective Date, no payments are required to cure any defaults of the Debtor existing as of the Confirmation Date with respect to each such insurance policy set forth on Exhibit "9.5.1" to the Plan. To the extent that the Bankruptcy Court determines otherwise as to any such insurance policy, the Debtor reserves the right to seek rejection of such insurance policy or other available relief.

9.5.2 Rejected Insurance Agreements. To the extent that any or all of the insurance agreements set forth on Exhibit "9.5.2" to the Plan are considered to be executory contracts, then, notwithstanding anything contained in sections 9.1 and 9.2 of the Plan to the contrary, the Plan shall constitute a motion to reject the insurance agreements set forth on Exhibit "9.5.2" to the Plan, and the entry of the Confirmation Order by the Clerk of the Bankruptcy Court shall constitute approval of such rejection pursuant to section 365(a) of the Bankruptcy Code and a finding by the Bankruptcy Court that each such rejected insurance agreement set forth on Exhibit "9.5.2" to the Plan is burdensome and that the rejection thereof is in the best interest of the Debtor, its estate, and all parties in interest in the Chapter 11 Case.

9.5.3     Reservation of Rights. Nothing contained in the Plan, including this section 9.5, shall constitute a waiver of any claim, right, or cause of action that the Debtor, the Collateral Trust, the Liquidating Agent, the directors and officers of the Debtor or Debtor in Possession, or any other party asserting claims as an insured or otherwise under any insurance policy, as the case may be, may hold against the insurer under any policy of insurance. Any such Entity asserting rights under any policy of insurance shall be free to pursue whatever rights such Entity may have against the insurer. The rights and interests in insurance policies assumed and transferred to the Liquidating LLC pursuant to the Plan shall consist of only such rights and interests as are held by the Debtor or Debtor in Possession.

             9.6 Compensation and Benefit Programs. All employment and severance policies (excluding only the Severance and Benefit Programs, as modified pursuant to section 8.15 hereof), and all compensation and benefit plans, policies and programs of the Debtor applicable to its present and former employees, officers, and directors, including, without express or implied limitation, all savings plans, retirement plans, health care plans, disability plans, severance benefit plans, incentive plans, and life, accidental death, and dismemberment insurance plans, shall be deemed to be, and shall be treated as though they are, executory contracts that are deemed rejected under the Plan, and the Debtor's obligations under such plans, policies, and programs shall be deemed rejected pursuant to section 365(a) of the Bankruptcy Code as of the Effective Date.

                                  ARTICLE 10

                           RETENTION OF JURISDICTION

     Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, the Bankruptcy Court shall retain and shall have exclusive jurisdiction over any matter (a) arising under the Bankruptcy Code, (b) arising in or related to the Chapter 11 Case or the Plan, or (c) that relates to the following:

             10.1 To liquidate the Assets and the Collateral; provided, however, notwithstanding the foregoing, the Collateral Trustee shall have no obligation to obtain the approval or authorization of the Bankruptcy Court for, or to report to the Bankruptcy Court concerning, the sale, transfer, assignment, termination or other disposition of any of the Collateral; provided, further, that the Collateral Trustee may seek "comfort orders" or similar orders of the Bankruptcy Court approving the Collateral Trustee's sale or other disposition of any of the Collateral in order to facilitate any such transactions; provided, further, the Bankruptcy Court retains jurisdiction to hear and determine any and all Causes of Action comprising either the Assets or the Collateral;

             10.2 To hear and determine any and all motions or applications pending on the Confirmation Date or thereafter brought in accordance with section 9.4 hereof for the assumption and/or assignment or rejection of executory contracts or unexpired leases to which the Debtor is a party or with respect to which the Debtor may be liable, and to hear and determine any and all Claims resulting therefrom or from the expiration or termination of any executory contract or unexpired lease.

             10.3 To determine any and all adversary proceedings, applications, motions, and contested or litigated matters that may be pending on the Effective Date or that, pursuant to the Plan, may be instituted by the Liquidating LLC or the Collateral Trust after the Effective Date, including, without express or implied limitation, and any claims to avoid any preferences, fraudulent transfers, or other voidable transfers, or otherwise to recover assets for the benefit of the Liquidating LLC or the Collateral Trust;

             10.4 To hear and determine any objections to the allowance of Claims, whether filed, asserted, or made before or after the Effective Date, including, without express or implied limitation, to hear and determine any objections to the classification of any Claim and to allow or disallow any Disputed Claim in whole or in part;

     10.5 To issue such orders in aid of execution of the Plan to the extent authorized or contemplated by section 1142 of the Bankruptcy Code;

     10.6 To consider any modifications of the Plan, remedy any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without express or implied limitation, the Confirmation Order;

     10.7 To hear and determine all applications for allowances of compensation and reimbursement of expenses of professionals under sections 330 and 331 of the Bankruptcy Code and any other fees and expenses authorized to be paid or reimbursed under the Plan;

     10.8 To hear and determine all controversies, suits, and disputes that may relate to, impact upon, or arise in connection with the Plan (and all Exhibits to the Plan) or its interpretation, implementation, enforcement, or consummation;

     10.9 To the extent that Bankruptcy Court approval is required, to consider and act on the compromise and settlement of any Claim or cause of action by or against the Debtor's estate;

     10.10 To determine such other matters that may be set forth in the Plan, the Confirmation Order, the LLC Operating Agreement, or that may arise in connection with the Plan, the Confirmation Order, or the LLC Operating Agreement;

     10.11 To hear and determine matters concerning state, local, and federal taxes, fines, penalties, or additions to taxes for which the Debtor, the Debtor in Possession, the Liquidating Agent, the Liquidating LLC, the Class 4 Disbursing Agent, or the Disbursing Agent may be liable, directly or indirectly, in accordance with sections 346, 505, and 1146 of the Bankruptcy Code; and

     10.12  To enter an order or final decree closing the Chapter 11 Case.

                                  ARTICLE 11

               SETTLEMENT AND COMPROMISE OF NATIONSBANK'S CLAIMS

     The Debtor and NationsBank have agreed to a comprehensive settlement and compromise of (i) all of NationsBank's Claims against the Debtor and its estate, and (ii) all of the Debtor's and its estate's claims and Causes of Action against NationsBank, which provides as follows:

     11.1 NationsBank's Allowed Claim. NationsBank shall have an Allowed Claim in the aggregate amount of $78,414,448. Such Allowed Claim is comprised of NationsBank's Priority Claim, its Allowed Unsecured Claim, and its Allowed Secured Claim. The amounts of NationsBank's Allowed Unsecured Claim and its Allowed Secured Claim shall not be fixed by the Plan or the Confirmation Order, but rather shall adjust (as set forth below) based upon the actual results of the Collateral Trust's liquidation and administration of the Collateral. Entry of the

Confirmation Order shall constitute the allowance of NationsBank's Allowed Claim in the aggregate amount of $78,414,448.

     11.2 NationsBank's Priority Claim. NationsBank shall have an Allowed Priority Claim in the aggregate amount of $5,050,000, which shall be reduced by
(1) $1.3 million of proceeds from the Debtor's termination of its interest in its lease of its headquarters facility in Reston, Virginia, such amount to be paid in accordance with existing cash collateral orders entered by the Bankruptcy Court, and (2) a credit of $564,000 in exchange for designating the Lammico Note, and all proceeds paid on account thereof, as part of the Collateral, whether or not NationsBank or the Collateral Trustee actually receives payment on account of the Lammico Note, yielding a net unpaid Priority Claim for NationsBank in the amount of $3,186,000. For purposes of enabling confirmation of the Plan, NationsBank has agreed that such remaining amount of its Priority Claim shall be satisfied through its receipt of preferential membership interests in the Liquidating LLC, entitling it to the first $3,186,000 of distributions paid to the members of the Liquidating LLC (other than the reasonable professional fees and expenses of the Liquidating Agent), rather than being paid at confirmation like other Allowed Priority Claims. Entry of the Confirmation Order shall constitute the allowance of NationsBank's Priority Claim in the amount of $5,050,000.

     11.3 NationsBank's Secured Claim. NationsBank's Secured Claim, and its liens, security interests, pledges and other Encumbrances in or upon the Collateral, shall be deemed and determined to be valid, enforceable, perfected, and unavoidable, and not subject to the claims, causes of action, or any Encumbrance of any Entity or party in interest, including without limitation the Committee, the Liquidating LLC and the Liquidating Agent. The transfer and assignment by the Debtor of the Collateral to the Collateral Trust shall be in full satisfaction of NationsBank's Secured Claim. Entry of the Confirmation Order shall constitute the allowance of NationsBank's Secured Claim, and a determination, binding upon the Debtor, all of its creditors, the Committee, the Liquidating Agent, the Liquidating LLC, and each other party in interest in this Bankruptcy Case, that NationsBank's liens, security interests, pledges and other Encumbrances in or upon the Collateral are valid, perfected, enforceable and unavoidable in all respects and without exception. In addition, entry of the Confirmation Order and the occurrence of the Effective Date shall effect the transfer of all of the Debtor's right, title and interest in the Collateral to the Collateral Trust, without further action, the execution of any documents or instruments, or the entry of any further orders of the Bankruptcy Court. The Debtor, NationsBank and the Collateral Trustee shall mutually determine in their reasonable discretion the fair market value of the component assets of the Collateral, and the Debtor shall furnish to the Liquidating Agent a written statement indicating such amount. The Liquidating LLC, the Collateral Trust, NationsBank and the Debtor shall report consistently with such allocation for all federal, state and local tax reporting purposes.

     11.4 Release.  In consideration of the treatment of NationsBank's
Claims set forth in this Plan, and as a full settlement and compromise of all claims by and between (1) NationsBank, and (2) the Debtor, the Liquidating Agent, the Liquidating LLC, and any successors in interest thereof, including without limitation any subsequently appointed chapter 7 trustee (collectively, the "Releasing Parties"), effective upon entry of the Confirmation Order, the Releasing Parties release and discharge, individually and collectively, NationsBank and all of its present and former officers, directors, shareholders, affiliates, agents, consultants (excluding Price Waterhouse Coopers with respect to any Avoidance Actions), employees and attorneys (collectively, the "Released Parties") from any and all manner of action, claims, causes of action, suits, proceedings, debts, accounts, accountings, demands, liabilities, acts, omissions, and all other controversies of every type, kind, nature, description or character whatsoever (all of the foregoing being the "Released Claims"), whether known or unknown, foreseen or unforeseen, liquidated or unliquidated, and whether based upon facts now known or unknown, direct or derivative, in law, equity or bankruptcy, arising at any time prior to the Effective Date), including without limitation, (i) any claims or causes of action relating, directly or indirectly, to the Amended and Restated Credit Agreement dated as of May 26, 1998 or any documents or instruments executed in connection therewith, any transactions arising under or in connection therewith, or any other aspect of the lending relationship by and among the Debtor, its predecessors in interest, and each of its non-debtor subsidiaries and affiliates, and any of the Released Parties; (ii) any claims, liabilities or causes of action relating directly or indirectly to any of the various cash collateral orders entered by the Bankruptcy Court relating to the Debtor, or to any orders approving the sale, transfer, assignment or other disposition of any of the assets of the Debtor during the pendency of its Chapter 11 Case; and (iii) any Avoidance Actions which the Debtor, Debtor in Possession, Liquidating Agent, Liquidating LLC, any subsequently appointed chapter 7 trustee, or any other party having standing could assert against any of the Released Parties, directly, indirectly or derivatively, including without limitation all claims or causes of action that arise under Chapter 5 of the Bankruptcy Code or any comparable provisions of nonbankruptcy law. Entry of the Confirmation Order shall effect the releases set forth above and be binding upon all parties.

     11.5 Claim Adjustment Procedure. Within thirty (30) days prior to each distribution by the Liquidating Agent in excess of a cumulative total of $5,000,000 of cash distributions to former holders of Class 4 Unsecured Claims (including to the Disputed Unsecured Claim Escrow), the Liquidating Agent shall notify the Collateral Trustee in writing of such anticipated distribution. Within ten (10) Business Days after its receipt of such notification, the Collateral Trustee shall provide a written certification (the "Collection Certification") to the Liquidating Agent certifying (i) the aggregate net amount of cash proceeds received by either NationsBank, the Collateral Trustee, or NationsBank's designees from the liquidation of the Collateral prior to or after the Effective Date, plus the aggregate amount of all net cash proceeds received by NationsBank on account of its claims against Pinnacle Health Enterprises, L.L.C. or PHP NJ MSO, Inc., prior to or after the Effective Date (collectively, the "Collected Amount"), and (ii) the calculation of NationsBank's Allowed Unsecured Claim based on the following formula: (A) $78,414,448 minus (B) $5,050,000 (the Allowed amount of NationsBank's Priority Claim) minus (C) the Collected Amount equals the Allowed Unsecured Claim of NationsBank. The Collateral Trustee's calculation and certification of such amount of NationsBank's Allowed Unsecured Claim shall be presumed to be correct absent manifest error. Such amount, which may change from time to time based upon the Collateral Trustee's actual results in liquidating the Collateral and other receipts by NationsBank from the bankruptcy cases of Pinnacle Health Enterprises, L.L.C. and PHP NJ MSO, Inc., shall be used by the Liquidating Agent in determining NationsBank's Pro Rata Share of the membership interests of the Liquidating LLC and in all distributions in respect thereof in excess of the cumulative amount of $5,000,000.

     From time to time, to the extent that the Collected Amount increases from the date of the first such distribution until the dates of subsequent distributions, then upon the Collateral Trustee's submission of each subsequent Collection Certification, the Liquidation Trustee shall calculate the amount of the overpayment, if any, made to NationsBank out of the prior distributions and reduce the then current distribution by the amount of such prior overpayment. The Allowed amount of NationsBank's Unsecured Claim, and its Pro Rata Share of membership interests in the Liquidating

LLC, shall continue to be adjusted based upon increases in the Collected Amount. The Liquidating Agent's calculation of the amount of the adjustment to NationsBank's share of each subsequent distribution, based upon the foregoing procedure, shall be presumed to be correct absent manifest error. If there is a dispute between the Collateral Trustee and the Liquidating Agent about the calculation of either the Collected Amount, NationsBank's Allowed Unsecured Claim, or the corrective adjustment in any subsequent distribution, then the Bankruptcy Court shall resolve such dispute after notice and a hearing. No distribution shall be made by the Liquidating Agent pending the resolution of any such dispute; provided, however, in the discretion of the Liquidating Agent, distribution may be made to the other members in the amount calculated based upon the Collateral Trustee's determination of the amount of NationsBank's Allowed Unsecured Claim and to the Collateral Trustee based upon the Liquidating Agent's calculation of the amount of NationsBank's Allowed Unsecured Claim, with the Liquidating Agent transferring to the Disputed Unsecured Claim Escrow the distributions (including membership interests in the Liquidating LLC) associated with the disputed amount of NationsBank's Unsecured Claim, for treatment as provided in section 7.15 hereof.

     11.6 Settlement of Bondholder Subordination Issues. The Plan also effects a settlement and compromise of the dispute between NationsBank and the Bondholders concerning the interpretation of the contractual terms of the subordination of the Bondholder Claims to NationsBank's Claims. The Plan settles this dispute through the allocations among the respective membership interests to be issued to NationsBank and the Bondholders in the Liquidating LLC. The LLC Operating Agreement shall reflect the following sharing arrangement between NationsBank and the Bondholders in distributions from the Liquidating LLC. The first $3,186,000 of distributions from the Liquidating LLC shall be paid to NationsBank on account of its preferential membership interest, issued in respect of its Priority Claim, and upon payment of such amount NationsBank's preferential membership interest shall be extinguished. The next $5,000,000 of distributions from the Liquidating LLC among all members shall be shared Pro Rata without including for calculation and excluding NationsBank from any such distributions. Any further distributions from the Liquidating LLC shall be allocated Pro Rata among all members (including NationsBank); provided, however, that one-half ( 1/2) of all of the amounts distributable on account of membership interests issued in respect of Allowed Bondholder Claims shall be paid directly by the Liquidating LLC to NationsBank, and the remaining one-half ( 1/2) of distributions in respect of such interests shall be paid to and retained by the respective holders of the membership interests issued on account of Allowed Bondholder Claims without claim by NationsBank.


                                  ARTICLE 12

                           MISCELLANEOUS PROVISIONS

     12.1 Payment of Statutory Fees. All fees payable pursuant to section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the hearing on confirmation of the Plan, shall be paid by the Debtor on or before the Effective Date.

     12.2 Binding Effect; Discharge of the Debtor. All Entities shall be precluded and forever barred from asserting against the Collateral Trust, the Collateral Trustee, NationsBank, the Committee, the Liquidating Agent, the Liquidating LLC, the Debtor and their respective successors or assigns, or their assets, properties, or interests in property, any other or further claims or liability based upon any act or omission, transaction, or other activity of any kind to be taken under or in connection with the Plan or in connection with the Chapter 11 Case or the administration of the Debtor during the Chapter 11 Case. Pursuant to 11 U.S.C. (S) 1141(d), the Debtor shall not receive a discharge of the Claims and Equity Interests upon confirmation of the Plan. Nevertheless, on and after the Effective Date, the terms of the Plan shall bind all holders of Claims and Equity Interests, whether or not they voted to accept the Plan.

     12.3 Rights of Action. Any rights, claims, or causes of action accruing to the Debtor or Debtor in Possession pursuant to the Bankruptcy Code or pursuant to any statute or legal theory, including, without express or implied limitation, any Avoidance Actions and any rights to, claims, or Causes of Action for recovery under any policies of insurance issued to or on behalf of the Debtor or Debtor in Possession shall remain assets of the Debtor's estate and, on the Effective Date, shall be transferred to the Liquidating LLC or the Collateral Trust pursuant to the terms hereof. From and after the transfer of all such rights to the Liquidating LLC and the Collateral Trust, pursuant to section 8.2 hereof and section 1123(b)(3) of the Bankruptcy Code, (a) the Liquidating Agent shall be deemed the appointed representative to, and may, pursue, litigate, and compromise and settle any such rights, claims, or causes of action (exclusive of any such rights, claims or causes of action comprising part of the Collateral) in accordance with what is in the best interests of and for the benefit of the members of the Liquidating LLC; and (b) the Collateral Trustee shall be deemed the appointed representative to, and may pursue, litigate, and compromise and settle any such rights, claims or Causes of Action comprising part of the Collateral in accordance with what is in the best interests of and for the benefit of NationsBank as the former secured creditor of the Debtor.

     12.4 Third Party Agreements. The Distributions to the various classes of Claims hereunder and to the Liquidating LLC shall not affect the right of any Entity to levy, garnish, attach, or employ any other legal process with respect to such Distributions by reason of any claimed subordination rights or otherwise. All of such rights and any agreements relating thereto shall remain in full force and effect, except as modified in accordance with Article 11 hereof.

     12.5 Dissolution of Committee. On the Effective Date, the Committee shall thereupon be released and discharged of and from all further authority, duties, responsibilities, and obligations relating to and arising from and in connection with the Chapter 11 Case, and the Committee shall be deemed dissolved; provided, however, that, in the event that the Effective Date occurs prior to the Confirmation Order becoming a Final Order, the Committee may, at its option, continue to serve and function for the sole purpose of participating in any appeal of the Confirmation Order until such time as the Confirmation Order becomes a Final Order.

     12.6 Exculpation. None of the Debtor, the Committee, the Liquidating Agent, NationsBank, the Collateral Trustee, the Collateral Trust, or the Liquidating LLC, or any of their respective officers, directors, employees, advisors, or agents shall have or incur any liability to any Entity for any act or omission in connection with or arising out of the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for gross negligence or willful misconduct, and in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

     12.7 Title to Assets and Collateral. Except as otherwise provided in the Plan, on the Effective Date, (a) title to all Assets shall vest in the Liquidating LLC free and clear of all Claims, Equity Interests, Encumbrances, and other interests; and (b) title to all Collateral shall vest in the Collateral Trust free and clear of all Claims, Equity Interests, Encumbrances and other interests.

     12.8 Surrender and Cancellation of Instruments. In addition to the provisions of section 3.2 hereof, each holder of a promissory note or other instrument evidencing a Claim shall surrender such promissory note or instrument to the Liquidating Agent, and the Liquidating Agent shall distribute or cause to be distributed to the holder thereof the appropriate Distribution hereunder or under the LLC Operating Agreement. At the option of the Liquidating Agent in its sole and absolute discretion, no Distribution hereunder shall be made to or on behalf of any holder of any such Claim unless and until such promissory note or instrument is received or the unavailability of such note or instrument is reasonably established to the satisfaction of the Liquidating Agent. In accordance with section 1143 of the Bankruptcy Code, any such holder of such a Claim that fails to surrender or cause to be surrendered such promissory note or instrument or to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to the Liquidating Agent, and, in the event that the Liquidating Agent requests, furnish a bond in form and substance (including, without limitation, amount) reasonably satisfactory to the Liquidating Agent within the Retention Period shall be deemed to have forfeited all rights, claims, and interests and shall not participate in any Distribution hereunder or under the LLC Operating Agreement, as the case may be.

     12.9 Notices. Any notices, requests, and demands required or permitted to be provided under the Plan, in order to be effective, shall be in writing (including, without express or implied limitation, by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

If to the Debtor:        Richards, Layton & Finger, P.A.
                         Attention: Thomas L. Ambro, Esq.
                         One Rodney Square
                         P.O. Box 551
                         Wilmington, Delaware 19899
                         Telecopier:  (302) 658-6548
                         Telephone:  (302) 658-6541

If to the Committee:     Cole, Schotz, Meisel, Forman & Leonard, P.C.
                         Attention:  Gerald H. Gline, Esq.
                         25 Main Street
                         P.O. Box 800
                         Hackensack, New Jersey 07602-0800
                         Telecopier:  (201) 678-6240
                         Telephone:  (201) 525-6240

If to NationsBank:       David S. Walls, Esq.
                         Moore & Van Allen, PLLC
                         NationsBank Corporate Center
                         100 N. Tryon Street, 47th Floor
                         Charlotte, North Carolina 28202-4003
                         Telecopier:  (704) 331-1159
                         Telephone:  (704) 331-1058

     12.10 Headings. The headings used in the Plan are inserted for convenience only and neither constitute a portion of the Plan nor in any manner affect the construction of the provisions of the Plan.

     12.11 Severability. At the option of the Proponents acting in their sole discretion, any provision of the Plan, the Confirmation Order, or any of the Exhibits to the Plan that is prohibited, unenforceable, or invalid shall, as to any jurisdiction in which such provision is prohibited, unenforceable, or invalidated, be ineffective to the extent of such prohibition, unenforceability, or invalidation without invalidating the remaining provisions of the Plan, the Confirmation Order, and the Exhibits to the Plan or affecting the validity or enforceability of such provisions in any other jurisdiction.

     12.12 Governing Law. Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules), the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, shall govern the construction of the Plan and any agreements, documents, and instruments executed in connection with the Plan, except as otherwise expressly provided in such instruments, agreements or documents.

     12.13 Filing of Additional Documents. On or before the Effective Date, the Debtor shall file with the Bankruptcy Court such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

     12.14 Compliance with Tax Requirements. In connection with the Plan, the Collateral Trustee, the Liquidating Agent, the Disbursing Agent, the Class 4 Disbursing Agent and the Liquidating LLC will comply with all withholding and reporting requirements imposed by federal, state and local taxing authorities, and all distributions hereunder shall be subject to such withholding and reporting requirements.

     12.15 Expedited Tax Determinations. The Liquidating Agent is hereby authorized to request an expedited determination under section 505(b) of the Bankruptcy Code for all tax returns filed for or on behalf of the Liquidating LLC for all taxable periods through the termination of the Liquidating LLC. The Disbursing Agent and the Class 4 Disbursing Agent are hereby authorized to request an expedited determination under section 505(b) of the Bankruptcy Code for all tax returns filed for or on behalf of the Administrative and Priority Claims Escrow and the Disputed Unsecured Claim Escrow.

     12.16 Exemption from Transfer Taxes. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of notes or equity securities under the Plan, the creation of any mortgage, deed of trust, or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including, without express or implied limitation, any transfers to or by the Liquidating LLC and any transfers to or by the Collateral Trust, shall not be subject to any stamp, real estate transfer, sales, mortgage recording, or other similar tax.

          12.17 Income Tax and Related Information. The Liquidating Agent shall be authorized to collect such tax and fiscal information from members of the Liquidating LLC (including, without limitation, social security numbers and/or other tax identification numbers) as it in its sole discretion deems necessary to effectuate the Plan, and the Confirmation Order shall expressly provide this authority. Failure of any member of the Liquidating LLC to furnish this information in a timely fashion may result in the suspension or waiver of any distributions on account of such member's interest until the requisite information is supplied.

Dated:  May 21, 1999
     Wilmington, Delaware

                              Respectfully submitted,

                              PHP HEALTHCARE CORPORATION

                                     /s/ Randy Sugarman
                              By:________________________________
                              Title: President and Chief Executive Officer

                              NATIONSBANK N.A.

                                     /s/ John F. Register
                              By:________________________________
                              Title: Vice President

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re                            )
                                 )  Chapter 11
PHP HEALTHCARE CORPORATION,      )
                                 )  Case No. 98-2608 (MFW)
               Debtor.           )
                                 )
---------------------------------
---------------------------------


                               Exhibit "1.1.23"

                                THE COLLATERAL
                                --------------

     The Collateral shall be comprised of all of the following property, causes of action and proceeds thereof, whether now existing or hereafter arising:

     (a) Equipment.  All of the Debtor's right, title and interest, whether now
         ---------
owned or hereafter acquired, in and to all machinery, equipment, furniture and furnishings, in all of its forms, wherever located, all fixtures and all parts thereof and all accessions thereto, excluding, however, any and all machinery, equipment, furniture and furnishings subject to a valid and perfected lien or security interest, prior in right to NationsBank's interest, in favor of the holder of an Other Secured Claim;

     (b) Inventory.  All of the Debtor's right, title and interest, whether now
         ----------
owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, and all accessions thereto and products thereof and documents therefor;

     (c) Accounts and Contract Rights.  All of the Debtor's right, title and
         ----------------------------
interest, whether now owned or hereafter acquired, in and to all accounts, receivables, intercompany receivables, contract rights, government contracts, other contracts, chattel paper, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, including specifically and without limitation the Debtor's contingent rights to payment arising from its sale of its stock in PHP Health Services, Inc. to United Payors and United Providers, Inc., and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, receivables, government contracts, contract rights, chattel paper, general intangibles or obligations, together with all rights to payment, termination fees, assignment fees, and all other interests arising from any of the foregoing. In addition, without limiting the generality of the foregoing, the Collateral includes the payment or payments made by D.C. Chartered Health Plan, Inc. to the Debtor on account of the intercompany payable owed by D.C. Chartered Health Plan, Inc. to the Debtor, with the source of such payment being proceeds received by D.C. Chartered Health Plan, Inc. from its settlement of litigation with and claims against the District of Columbia.

     (d) Equity Interests and Outstanding Debt.  All of the following:
         -------------------------------------

         (i)    the shares and other equity interests listed on part A of
     Schedule I hereto (the "Shares") and the certificates representing the
                             ------
     Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Shares;

         (ii)   the Outstanding Debt listed on part B of Schedule I hereto (the

     "Outstanding Debt") and the instruments evidencing the Outstanding Debt,
      ----------------
     and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Outstanding Debt;

         (iii) all additional shares of stock of any issuer of the Shares from time to time acquired by the Debtor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (iv) all of the Debtor's right, title and interest in and to the membership interests in any limited liability company or similar Entity and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such membership interests, excluding, however, any of the Debtor's membership interests in Pinnacle Health Enterprises, L.L.P. and the Debtor's rights of payment arising therefrom.

          (e) Real Property.  All of the Debtor's right, title and interest in
              -------------
and to the real property, improvements and other fixed assets which it owns in the following locations, each of which is subject to a recorded mortgage, deed of trust or deed to secure debt in favor of NationsBank:

          (i)    Columbus, Georgia;
          (ii)   Fayetteville, North Carolina;
          (iii)  Omaha, Nebraska;
          (iv)   Virginia Beach, Virginia;
          (v)    Jacksonville, North Carolina;
          (vi)   Charleston, South Carolina; and
          (vii)  Jacksonville, Florida;

together with rights to payment, proceeds, rentals, and all other rights and property interests of every kind or nature arising from any of the foregoing.

          (f) Specific Causes of Action.  Without limiting the generality of the
              -------------------------
foregoing, all of the Debtor's rights and interests, arising either directly or derivatively, in its claims, demands, and Causes of Action, in law or in equity, against (i) Connecticut Health Enterprises, (ii) Maryland Department of Public Safety and Correctional Services, and (iii) the Debtor's pre-petition auditors and accountants other than any Avoidance Actions which Actions are assigned to the Liquidating LLC).

          (g) Cash Collateral.  All of the Cash Collateral (as such term is
              ---------------
defined in the Second Amended and Partially Restated Stipulation between PHP Healthcare Corporation and NationsBank, N.A., and Final Order Regarding Use of Cash Collateral and Adequate Protection Therefor, entered on April 13, 1999 by the Bankruptcy Court, as amended and extended from time to time; provided, however, that the Debtor shall be permitted, to the extent set forth in the Plan, to utilize the Available Cash Collateral existing as of the Effective Date to pay Allowed Administrative Claims and Allowed Priority Claims (excluding NationsBank's Priority Claim) and to create a reserve sufficient in amount to satisfy Administrative Claims and Priority Claims which are either Disputed or not Allowed as of the Effective Date. All Available Cash Collateral existing as of the Effective Date in excess of such amounts shall be paid to the Collateral Trust on the Effective Date or as soon thereafter as practicable.

          (h) Proceeds.  All proceeds of any and all of the foregoing Collateral
              --------
(including, without limitation, proceeds that constitute property of the types described above), and, to the extent not otherwise included, all (i) payments under any property insurance related to any of the foregoing, and (ii) all cash and other consideration paid or payable on account of or in exchange for any of the foregoing.

          Collateral Exclusions/Assets to be Transferred to Liquidating LLC.
          -----------------------------------------------------------------
Notwithstanding the foregoing, the Collateral excludes the following Assets, which are assigned to the Liquidating LLC by operation of the Plan: (i) any claims, causes of action, demands or obligations arising or existing in favor of the Debtor, Debtor in Possession, or its bankruptcy estate under sections 544, 547, 548, 549, 550, and 553(b) of the Bankruptcy Code, and any similar statutes under applicable nonbankruptcy law, including, without limitation, claims under
Section 160 of the Delaware General Corporate Law; (ii) any claims, causes of action, demands or obligations arising or existing in favor of the Debtor, Debtor in Possession, or its bankruptcy estate against any officers or directors of the Debtor for alleged breaches of fiduciary duties under applicable bankruptcy or nonbankruptcy law; (iii) except as specifically described in Part B below, any claims, causes of action, demands, or obligations ("Officer Claims") arising or existing in favor of the Debtor, Debtor in Possession, or its bankruptcy estate against any of the Debtor's present or former officers or directors, including but not limited to Officer Claims in respect of promissory notes, notes receivable, employee loans, or other instruments evidencing any such obligations; (iv) any rights of the Debtor, Debtor in Possession, or its bankruptcy estate arising under any insurance policies providing coverage for the acts or omissions of the Debtor's officers and directors; (v) without limiting the foregoing, all Causes of Action against (a) former or existing common or preferred shareholders, (b) insiders of the Debtor (except as specifically described in Part B below), (c) Capello Capital, (d) Shamrock Investments, Inc., (e) North American

Health Plan, Inc. (f) Health Insurance Plan of New Jersey, Inc. (except for collection of accounts or other contractual amounts due), (g) Health Insurance Plan of New York, Inc., (h) the State of New Jersey (except for Causes of Action relating to the use or depletion of the inventory, equipment or other tangible or intangible property of the Debtor or Pinnacle Health Enterprises, LLC), (i) Wasserstein Perralla, and (j) any officers, directors, employees, advisors, or insurers of any of the foregoing; and (vi) any proceeds of any of the foregoing.

                                  Schedule I
                                  ----------

                          Shares and Outstanding Debt

                                    PART A

                                    SHARES

----------------------------------------------------------------------------------------------------------------
                                                          Stock
                            Class of          Par      Certificate          Number         Percentage of
Stock Issuer                 Stock           Value        No(s)           of Shares      Outstanding Shares
---------------------        -----           -----        -----           ---------      ------------------
----------------------------------------------------------------------------------------------------------------
PHP Louisiana, Inc.         Common            0.01          1                   100             100
----------------------------------------------------------------------------------------------------------------
PHP/CHE, Inc.               Common            0.01          1                  3000             100
----------------------------------------------------------------------------------------------------------------
PHP Executive               Common            0.01          1                  1000             100
Services, Inc.
----------------------------------------------------------------------------------------------------------------
PHP/GHE, Inc.               Common            1.00          1                  1000             100
----------------------------------------------------------------------------------------------------------------
Preventive Health           Common            1.00         516                  500             100
Programs, Inc.
----------------------------------------------------------------------------------------------------------------
PHP Travel, Ltd             Common            1.00          1                   100             100
----------------------------------------------------------------------------------------------------------------
PHP/IHS, Inc.               Common            0.01          1                  3000             100
----------------------------------------------------------------------------------------------------------------
PHP/GHE, Inc.               Common            0.01          1                  1000             100
----------------------------------------------------------------------------------------------------------------
Primary Care                Common            0.01         1,2                 1100             100
Corporation
----------------------------------------------------------------------------------------------------------------
Health Cost                 Common            1.00         13                  6000             100
Consultants, Inc.
----------------------------------------------------------------------------------------------------------------
PHP International           Common            0.01          1                  1000             100
Holdings, Inc.
----------------------------------------------------------------------------------------------------------------
D.C. Chartered              Common            0.01          1                  1000             100
Health Plan, Inc.
----------------------------------------------------------------------------------------------------------------
Sterling                    Common            0.01          2                  1000             100
Communities
Corporation
----------------------------------------------------------------------------------------------------------------
Pacific HealthCare          Common                          1                   100             100
International, Inc.
----------------------------------------------------------------------------------------------------------------
PHP Asia, Inc.              Common                          1                   100             100
----------------------------------------------------------------------------------------------------------------
PHP International           Common                          1                  1000             100
Mgmt. Services,
Inc.
----------------------------------------------------------------------------------------------------------------
Pacific HealthCare          Common                         1,2                30,70             100
East Asia, Inc.
----------------------------------------------------------------------------------------------------------------
PHP Correctional            Common                          1                  1000             100
Managed Care, Inc.
----------------------------------------------------------------------------------------------------------------
Paragon                     Common                          1             1,457,142              -
Ambulatory
Services, Inc.
----------------------------------------------------------------------------------------------------------------

                                    PART B

                               OUTSTANDING DEBT

     (1) Promissory Note or Notes made by GL/PHP, LLC to PHP Healthcare Corporation in the amount of $2,000,000;

     (2) Promissory Note, dated August 1, 1998 made by Lammico Practice Management, L.L.C. to PHP Healthcare Corporation in the original principal amount of $515,000;

     (3) Promissory Notes made by Kenneth Weixel to PHP Healthcare Corporation, dated June 1, 1997 and November 5, 1998 in the respective original principal amounts of $225,000 and $260,302.11; and

     (4) Promissory Notes made by Dr. Robert Bowles to PHP Healthcare Corporation dated April 30, 1996 and October 7, 1998 in the respective original principal amounts of $550,000 and $411,465.62.

                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

In re                         )
                              )  Chapter 11
PHP HEALTHCARE CORPORATION,   )
                              )  Case No. 98-2608 (MFW)
            Debtor.           )
                              )
_______________________________


                                 Exhibit "1.1.53"

                            LLC OPERATING AGREEMENT

                      (To Be Included in Exhibit Volume)

                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

In re                         )
                              )  Chapter 11
PHP HEALTHCARE CORPORATION,   )
                              )  Case No. 98-2608 (MFW)
           Debtor.            )
                              )

                                 Exhibit "9.1"

                    EXECUTORY CONTRACTS OR UNEXPIRED LEASES
                                 TO BE ASSUMED

                      (To Be Included in Exhibit Volume)

                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

In re                         )
                              )  Chapter 11
PHP HEALTHCARE CORPORATION,   )
                              )  Case No. 98-2608 (MFW)
               Debtor.        )
                              )
_______________________________


                                 Exhibit "9.4"

                        PREVIOUSLY SCHEDULED CONTRACTS

                      (To Be Included in Exhibit Volume)

                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

In re                         )
                              )  Chapter 11
PHP HEALTHCARE CORPORATION,   )
                              )  Case No. 98-2608 (MFW)
               Debtor.        )
                              )
_______________________________


                                Exhibit "9.5.1"

                       INSURANCE POLICIES TO BE ASSUMED

     All insurance policies and related agreements as to which any insurer may still have obligations to the Debtor so long as such policies and agreements are not listed on Exhibit "9.5.2."

                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

In re                         )
                              )  Chapter 11
PHP HEALTHCARE CORPORATION,   )
                              )  Case No. 98-2608 (MFW)
           Debtor.            )
                              )
==============================


                                Exhibit "9.5.2"

                      INSURANCE AGREEMENTS TO BE REJECTED

                      (To Be Included in Exhibit Volume)